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                        PURCHASE AND ASSUMPTION AGREEMENT

                                     Between


                                  SUNTRUST BANK

                                       and

                                FLORIDAFIRST BANK

                                DECEMBER 6, 2001



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
                        PURCHASE AND ASSUMPTION AGREEMENT
                        ---------------------------------


                                TABLE OF CONTENTS




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
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ARTICLE I - CERTAIN DEFINITIONS...................................................................................1
         Section 1.1         Certain Definitions..................................................................1

ARTICLE II - TRANSFER OF ASSETS AND LIABILITIES...................................................................8
         Section 2.1         Transferred Assets...................................................................8
         Section 2.2         Purchase Price......................................................................10
         Section 2.3         Deposit Liabilities.................................................................13
         Section 2.4         Loans...............................................................................14
         Section 2.5         Employee Matters....................................................................15
         Section 2.6         Security............................................................................18
         Section 2.7         Proration; Other Closing Date Adjustments...........................................18
         Section 2.8         Title Insurance and Survey for Real Property........................................19
         Section 2.9         Environmental Matters...............................................................19
         Section 2.10        Assumed Contracts...................................................................20
         Section 2.11        Assumption of IRA Account Deposits..................................................20
         Section 2.12        Books and Records...................................................................20
         Section 2.13        No Duty To Cure.....................................................................21
         Section 2.14        No Rights to Huntington Name........................................................21

ARTICLE III - CLOSING AND EFFECTIVE TIME.........................................................................22
         Section 3.1         Effective Time......................................................................22
         Section 3.2         Closing.............................................................................22
         Section 3.3         Post Closing Adjustments............................................................24

ARTICLE IV - TRANSITIONAL MATTERS................................................................................25
         Section 4.1         General.............................................................................25
         Section 4.2         Notices to Customers and Others.....................................................26
         Section 4.3         Direct Deposits.....................................................................27
         Section 4.4         Direct Debit........................................................................27
         Section 4.5         Interest Reporting and Withholding..................................................28
         Section 4.6         ATM/Debit Cards.....................................................................29
         Section 4.7         Data Processing Conversion for the Huntington Branches and
                             Handling of Certain Items...........................................................29
         Section 4.8         Notices to Obligors on Loans........................................................30

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ARTICLE V - INDEMNIFICATION......................................................................................31
         Section 5.1         Seller's Indemnification of Purchaser...............................................31
         Section 5.2         Purchaser's Indemnification of Seller...............................................32
         Section 5.3         Claims for Indemnity................................................................32
         Section 5.4         Limitations on Indemnification......................................................33
         Section 5.5         Treatment of Indemnification Payments...............................................34

ARTICLE VI - REPRESENTATIONS AND WARRANTIES OF SELLER............................................................34
         Section 6.1         Corporate Organization; Corporate Authority.........................................35
         Section 6.2         No Violation........................................................................35
         Section 6.3         Enforceable Agreement...............................................................35
         Section 6.4         No Brokers..........................................................................35
         Section 6.5         Litigation and Regulatory Proceedings...............................................35
         Section 6.6         Consents and Approvals..............................................................36
         Section 6.7         Community Reinvestment Compliance...................................................36
         Section 6.8         FDIC Insurance......................................................................36
         Section 6.9         Employment Contracts................................................................36
         Section 6.10        Limitation of Representations and Warranties........................................36

ARTICLE VII - REPRESENTATIONS AND WARRANTIES OF PURCHASER........................................................36
         Section 7.1         Corporate Organization; Corporate Authority.........................................37
         Section 7.2         No Violation........................................................................37
         Section 7.3         Enforceable Agreement...............................................................37
         Section 7.4         No Brokers..........................................................................37
         Section 7.5         Litigation and Regulatory Proceedings...............................................37
         Section 7.6         Consents and Approvals..............................................................38
         Section 7.7         Regulatory Capital and Condition....................................................38
         Section 7.8         Financing...........................................................................38
         Section 7.9         Community Reinvestment Act Compliance...............................................38

ARTICLE VIII - OBLIGATIONS OF PARTIES PRIOR TO AND AFTER EFFECTIVE TIME..........................................38
         Section 8.1         Full Access.........................................................................38
         Section 8.2         Application for Approval............................................................39
         Section 8.3         Conduct of Business.................................................................40
         Section 8.4         Solicitation of Customers and Employees.............................................40
         Section 8.5         Efforts to Consummate; Further Assurances...........................................41
         Section 8.6         Fees and Expenses...................................................................41
         Section 8.7         Third Party Consents................................................................41
         Section 8.8         Insurance...........................................................................41
         Section 8.9         Public Announcements................................................................42
         Section 8.10        Tax Reporting.......................................................................42
         Section 8.11        Advise of Changes...................................................................42
         Section 8.12        Non-Solicitation of Transactions....................................................43
         Section 8.13        Supplements to Schedules............................................................43
         Section 8.14        Physical Damage to Huntington Branches..............................................43
         Section 8.15        Inspection of Branches and Operating Systems........................................44

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         Section 8.16        Vendor Contracts....................................................................44


ARTICLE IX - CONDITIONS TO PURCHASER'S OBLIGATIONS...............................................................45
         Section 9.1         Representations and Warranties True.................................................45
         Section 9.2         Obligations Performed...............................................................45
         Section 9.3         Delivery of Documents...............................................................45
         Section 9.4         Regulatory Approval.................................................................45
         Section 9.5         No Legal Prohibition................................................................45
         Section 9.6         No Litigation.......................................................................45
         Section 9.7         No Seller Material Adverse Effect...................................................46

ARTICLE X - CONDITIONS TO SELLER'S OBLIGATIONS...................................................................46
         Section 10.1        Representations and Warranties True.................................................46
         Section 10.2        Obligations Performed...............................................................46
         Section 10.3        Delivery of Documents...............................................................46
         Section 10.4        Regulatory Approval.................................................................46
         Section 10.5        No Legal Prohibition................................................................47
         Section 10.6        Florida Franchise Closing...........................................................47

ARTICLE XI - TERMINATION.........................................................................................47
         Section 11.1        Methods of Termination..............................................................47
         Section 11.2        Procedure Upon Termination..........................................................48
         Section 11.3        Payment of Expenses.................................................................49

ARTICLE XII - MISCELLANEOUS PROVISIONS...........................................................................49
         Section 12.1        Amendment and Modification; Waiver..................................................49
         Section 12.2        Survival............................................................................49
         Section 12.3        Assignment..........................................................................49
         Section 12.4        Confidentiality.....................................................................50
         Section 12.5        Addresses for Notices, Etc..........................................................50
         Section 12.6        Counterparts........................................................................51
         Section 12.7        Headings............................................................................51
         Section 12.8        Governing Law.......................................................................51
         Section 12.9        Entire Agreement....................................................................51
         Section 12.10       No Third Party Beneficiaries........................................................51
         Section 12.11       Calculation of Dates and Deadlines..................................................52
         Section 12.12       Consent to Jurisdiction; Waiver of Jury Trial.......................................52
         Section 12.13       Severability........................................................................52
         Section 12.14       Specific Performance................................................................52

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                                     -iii-

                        PURCHASE AND ASSUMPTION AGREEMENT
                        ---------------------------------

         THIS PURCHASE AND ASSUMPTION AGREEMENT (this "Agreement") is entered into as of December 6, 2001, by and between SUNTRUST BANK, a Georgia state bank having its principal offices in Atlanta, Georgia ("Seller"), and FLORIDAFIRST BANK, a federally chartered savings bank having its principal offices in Lakeland, Florida ("Purchaser"):

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, pursuant to a Purchase and Assumption Agreement among Seller, Huntington Bancshares Incorporated and The Huntington National Bank dated as of September 25, 2001 (the "Huntington Agreement"), Seller has agreed to acquire certain assets, deposits and other liabilities in connection with The Huntington National Bank's consumer and commercial branch banking business in the State of Florida (the "Florida Franchise");

         WHEREAS, Seller wishes to divest itself of certain assets, deposits and other liabilities associated with seven (7) branches included as part of the Florida Franchise and listed on Schedule 1.1(a) to this Agreement (the "Huntington Branches"); and

         WHEREAS, Purchaser wishes to purchase such assets and assume certain specified liabilities relating to the Huntington Branches upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Seller and Purchaser agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS
                               -------------------

Section 1.1  Certain Definitions.
             --------------------

         (a) The terms set forth below are used in this Agreement with the following meanings:

         "ACH" shall have the meaning set forth in Section 4.3.

         "ADA" shall mean the United States Americans with Disabilities Act.

         "Advisory Agreement" shall have the meaning set forth in the definition of Brokerage and Advisory Assets.

         "Adjustment Payment Date" shall have the meaning set forth in Section 3.3(c).

         "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlled by, controlling or under common control with such Person.

         "Agreement" shall have the meaning set forth in the recitals hereto.

         "Assumed Contracts" shall have the meaning set forth in Section 2.10.

         "Assignment and Assumption Agreement" shall have the meaning set forth in Section 3.2(b)(3).

         "ATMs" shall have the meaning set forth in Section 2.1(a)(1).

         "Average Deposit Balance" shall mean the average of the daily closing balances of the Deposits on each calendar day during the thirty (30) day period ending on (and including) the day prior to February 15, 2001.

         "Banking Operations" shall mean the business and operations of the Huntington Branches.

         "Branch Loans" shall have the meaning set forth in Section 2.4(a).

         "Brokerage Account Agreement" shall have the meaning set forth in the definition of Brokerage and Advisory Assets.

         "Brokerage and Advisory Assets" shall mean (i) the customer account agreements between Huntington Investment Company ("HIC"), or Seller, as applicable, and customers of the Huntington Branches relating to accounts maintained through one of the Huntington Branches in connection with HIC's or Seller's business of providing investment products (including mutual funds, fixed income products, equities, equity options and fixed and variable annuities) to such customers ("Brokerage Account Agreements"), (ii) all of Huntington's or Seller's, as applicable, rights to or interests in any commissions or income arising from the sale of such products pursuant to Brokerage Account Agreements and not paid prior to the Effective Time and (iii) the advisory agreements between HIC or Seller, as applicable, and customers of the Huntington Branches relating to HIC's or Seller's sponsored mutual fund asset allocation product ("Advisory Agreements").

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in Columbus, Ohio, Atlanta, Georgia or the State of Florida are authorized or required to close for regular banking business.

         "Claim  Limitation  Anniversary"  shall have the  meaning  set forth in
Section 5.3(a).

         "Closing" shall have the meaning set forth in Section 3.1.

         "Closing Date" shall have the meaning set forth in Section 3.1.

         "Closing Statement" shall have the meaning set forth in Section 3.2(b)(5).

         "COBRA" shall mean the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.

         "Code" shall mean the Internal Revenue Code of 1986, as amended to the date hereof.

         "Coins and Currency" shall mean all petty cash, vault cash, teller cash, ATM cash, and cash equivalents located at the Real Property (exclusive of the contents of any safe deposit boxes) as of the Effective Time.

         "Comparable Job Offer" shall have the meaning set forth in Section 2.5(a).

         "Confidentiality Agreement" shall mean the Confidentiality Agreement, dated as of October 31, 2001, among Seller and Purchaser.

         "CRA" shall mean the Community Reinvestment Act of 1977 and the regulations promulgated thereunder.

         "Defect" shall have the meaning set forth in Section 2.13.

         "Deposits" shall have the meaning set forth in Section 2.3(a).

         "Deposit  Liabilities"  shall  have the  meaning  set forth in  Section
2.3(a).

         "Effective Time" shall have the meaning set forth in Section 3.1.

         "Employees" shall have the meaning set forth in Section 2.5(a).

         "Environmental Costs" shall mean any site investigation, monitoring, cleanup, remedial, removal or restoration costs (and any related claims, judgments, damages, penalties, fines, costs or loss (including reasonable fees for attorneys, consultants and experts)) required by any Governmental Authority (including any court) to be incurred by Purchaser or Seller because of the presence of Indemnified Environmental Matters as is necessary for the Real Property and the facilities thereon to be or become in compliance with applicable Environmental Laws with respect to such Indemnified Environmental Matters, including the costs of obtaining closure of such matters with the Florida Department of Protection or other applicable Governmental Authority within a reasonable period of time.

         "Environmental Laws" shall mean any law, statute, rule or regulation applicable to the Banking Operations or the related Real Property or the facilities thereon which governs pollution, contamination, emissions, discharges or releases of hazardous materials into air, surface, water, groundwater, soil, land surface or subsurface strata, buildings or facilities.

         "Environmental Matters" shall mean any pollution, contamination, emissions, discharges or releases of hazardous materials into air, surface, water, groundwater, soil, land surface or subsurface strata, buildings or facilities in violation of applicable Environmental Laws.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (as amended from time to time).

         "Excluded Assets" shall have the meaning set forth in Section 2.1(b).

         "Excluded Liabilities" shall have the meaning set forth in Section 2.2(c).

         "Excluded  IRA  Account  Deposits"  shall have the meaning set forth in
Section 2.11(b).

         "Existing  Environmental  Reports"  shall have the meaning set forth in
Section 2.9(a).

         "Fair Market Value" shall have the meaning set forth in Section 2.2(f).

         "Federal Funds Rate" shall mean the average of the high and low rates quoted for Federal Funds in the Money Rates column of The Wall Street Journal from the Effective Time adjusted as such average may increase or decrease during the period between the Effective Time and the date of the applicable payment.

         "Federal Reserve Board" shall have the meaning set forth in Section 8.2(b).

         "Florida Franchise" shall have the meaning set forth in the recitals hereto.

         "Florida Franchise Closing Date" shall mean the closing date for the purchase of the Florida Franchise by Seller from Huntington.

         "FMLA" shall mean the Family and Medical Leave Act of 1993 (as amended from time to time).

         "Governmental Authority" shall mean any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government having authority in the United States, whether federal, state or local.

         "Huntington"  shall  mean  Huntington  Bancshares   Incorporated,   The
Huntington National Bank, or any of their applicable direct or indirect subsidiaries.

         "Huntington Agreement" shall have the meaning set forth in the recitals hereto.

         "Huntington Branches" shall have the meaning set forth in the recitals hereto, and shall be the branches at the locations set forth on Schedule 1.1(a).

         "Huntington Covenants" shall have the meaning set forth in Section 8.3.

         "Huntington Representations and Warranties" shall have the meaning set forth in the introduction to Article VI.

         "Indemnified Environmental Matters" means any Environmental Matters to the extent identified in the Existing Environmental Reports as being present prior to the Effective Time in, on or under the Real Property and the facilities thereon, or, to the knowledge of Seller or Huntington, to the extent identified in any other environmental assessment conducted by Huntingon or Seller prior to the Effective Time as being present prior to the Effective Time in, on or under the Real Property and the facilities thereon.

         "IRA" shall mean an "individual retirement account" or similar account created by a trust for the benefit of any individual or his beneficiaries in accordance with the provisions of Section 408 of the Code.

         "Knowledge" shall mean, (i) with respect to Seller, the actual knowledge of the Persons set forth on Annex A following reasonable inquiry into the matters in question, (ii) with respect to Huntington, the actual knowledge of the Persons set forth on Annex B following reasonable inquiry into the matters in question, and (iii) with respect to Purchaser, the actual knowledge of the Persons set forth on Annex C following reasonable inquiry into the matters in question.

         "Loans" shall have the meaning set forth in Section 2.4(a).

         "Loan Broker Contracts" shall mean those contracts and agreements pursuant to which third-party brokers originate home equity loans and home equity credit lines that would constitute Loans if arising prior to the Effective Time.

         "Losses" shall mean losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred or suffered by the indemnified party or its Affiliates in connection with the matters described in Article V, net of any amounts actually recovered by the indemnified party under insurance policies (other than any self-insurance) with respect to such Loss, and (i) increased to take account of any net tax cost (other than a reduction in tax basis) incurred by the indemnified party arising from the receipt of indemnity payments hereunder (grossed up for such increase) and (ii) reduced to take account of any net tax benefit actually recognized for tax purposes by the indemnified party arising from the incurrence or payment of any such Loss, in each case when and as such tax cost or tax benefit is actually recognized for tax purposes through an increase or reduction of taxes otherwise due.

         "Net Book Value" shall mean (i) with respect to the leasehold improvements associated with the Personal Property, the other Transferred Assets (other than the Loans and the Overdrafts) and the Other Liabilities, the value of those assets and/or liabilities as carried on Huntington's books and records based on Huntington's internal accounting procedures, or Seller's books and records based on Seller's internal accounting procedures, as applicable (as such procedures have been previously disclosed to Purchaser), consistently applied, and (ii) with respect to the Loans and the Overdrafts, the aggregate principal amount thereof, plus accrued and unpaid interest thereon and with respect to Loans, net of loan loss reserves of 240 basis points of Loans as of the Closing Date.

         "Non-Transferred Records" shall have the meaning set forth in Section 2.12(a).

         "Order" shall have the meaning set forth in Section 9.4.

         "Original Price" shall have the meaning set forth in Section 3.3(b).

         "Other Liabilities" shall mean the liabilities of Seller relating to the Transferred Assets set forth on Schedule 1.1(b) hereto.

         "Overdrafts" shall mean overdrafts of the book balance of any accounts constituting Deposit Liabilities and all consumer lines of credit made available to customers of the Huntington Branches as a protection against overdrafts of such accounts.

         "Person" shall mean any individual, association, corporation, limited liability company, partnership, limited liability partnership, trust or any other entity or organization, including any Governmental Authority.

         "Personal Property" shall mean the personal property of Seller located at the Real Property consisting of the furniture, fixtures, equipment, security systems, safe deposit boxes (exclusive of contents), vaults and other tangible personal property that are owned by Seller and are located on or affixed to the Real Property, in each case as of the Effective Time, and any of such items on order at the Effective Time.

         "Personal Property Leases" shall mean all leases of Personal Property.

         "Pre-Closing Balance Sheet" shall have the meaning set forth in Section 2.2(e).

         "Pre-Closing  Balance  Sheet  Date" shall have the meaning set forth in
Section 2.2(e).

         "Post-Closing  Balance  Sheet"  shall  have the  meaning  set  forth in
Section 3.3(a).

         "Post-Closing Balance Sheet Delivery Date" shall have the meaning set forth in Section 3.3(a).

         "Property Price" shall mean the Fair Market Value attributable to each Huntington Branch.

         "Purchase Price" shall have the meaning set forth in Section 2.2(a).

         "Purchase Right" shall have the meaning set forth in Section 5.1.

         "Purchaser" shall have the meaning set forth in the recitals hereto.

         "Purchaser Material Adverse Effect" shall mean an event, occurrence or circumstance, individually or in the aggregate, that has had or is reasonably likely to have a material adverse effect on Purchaser's ability to timely perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement; provided, that a Purchaser Material Adverse Effect shall not include (w) events or conditions resulting from general economic conditions, including changes in interest rates and stock market valuations, and other economic events or economic conditions generally affecting the financial services industry either in Florida or nationwide (including as may result from any terrorist attacks, any war, any armed hostilities or any other national or international response related thereto), (x) changes in accounting practices or changes to statutes, regulations or regulatory policies generally applicable to financial service companies, or (y) events, impacts or conditions caused by the public announcement of, and response or reaction of customers, vendors, licensors or Employees to, this Agreement or any of the transactions contemplated by this Agreement.

         "Purchaser's 401(k) Plan" shall mean any qualified cash or deferred arrangement (within the meaning of Section 401(k) of the Code) maintained by Purchaser.

         "Real Property" shall have the meaning set forth in Section 2.1(a)(1).

         "Regulatory Approvals" shall mean all regulatory approvals that are required in order to consummate the transactions contemplated by this Agreement, including those required by Seller in order to purchase the Florida Franchise from Huntington, and including the expiration of all waiting periods thereunder (including any extensions thereof).

         "Revised Price" shall have the meaning set forth in Section 3.3(b).

         "Safe Deposit Contracts" shall mean all safe deposit contracts and leases for the safe deposit boxes located at the Real Property as of the Effective Time.

         "SEC" shall mean the Securities and Exchange Commission.

         "Seller" shall have the meaning set forth in the recitals hereto.

         "Seller's 401(k) Plan" shall mean any qualified cash or deferred arrangement (within the meaning of Section 401(k) of the Code) maintained by Seller.

         "Seller Material Adverse Effect" shall mean an event, occurrence or circumstance, individually or in the aggregate, that has had or is reasonably likely to have a material adverse effect on (i) the business, operations or financial condition of the Huntington Branches, taken as a whole, or (ii) Seller's ability to timely perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement; provided, that a Seller Material Adverse Effect shall not include (w) events or conditions resulting from general economic conditions, including changes in interest rates and stock market valuations, and other economic events or economic conditions generally affecting the financial services industry either in Florida or nationwide (including as may result from any terrorist attacks, any war, any armed hostilities or any other national or international response related thereto), (x) changes in accounting practices or changes to statutes, regulations or regulatory policies generally applicable to financial service companies, or (y) events, impacts or conditions caused by the public announcement of, and response or reaction of customers, vendors, licensors or Employees to, this Agreement or any of the transactions contemplated by this Agreement.

         "Software Licenses" shall have the meaning set forth in Section 2.1(a)(3).

         "Tellers  and Platform  Employees"  shall have the meaning set forth in
Section 2.5(a).

         "Tenant Leases" shall have the meaning set forth in Section 2.1(a)(2).

         "Title Commitments" shall have the meaning set forth in Section 2.8.

         "Transaction Account" shall mean accounts at Huntington Branches in respect of which deposits there are withdrawable in practice or upon demand or upon which third party drafts may be drawn by the depositor, including checking accounts, negotiable order of withdrawal (NOW) accounts and money market deposit accounts.

         "Transfer Date" shall have the meaning set forth in Section 2.5(a).

         "Transferred  Assets"  shall  have the  meaning  set  forth in  Section
2.1(a).

         "Transferred Employees" shall have the meaning set forth in Section 2.5(a).

         "Transferred Liabilities" shall have the meaning set forth in Section 2.2(b).

         "Trust Accounts" shall mean Huntington's or Seller's fiduciary and non-fiduciary trust, custody, estate administration and guardian administration accounts.

         "Trust Account Assets" shall mean all Trust Agreements and any rights of Huntington or Seller to the physical assets of Trust Accounts or to hold the physical assets of Trust Accounts in accordance with Trust Agreements.

         "Trust Agreement" shall mean any contract or agreement which creates, modifies or governs a Trust Account.

         "WARN" shall have the meaning set forth in Section 2.5(e).

         (b) The words "include" and "including" as used herein shall be deemed to be followed by the phrase "without limitation." References to an Article, Section, Exhibit or Schedule shall be deemed to be references to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.

                                   ARTICLE II

                       TRANSFER OF ASSETS AND LIABILITIES
                       ----------------------------------

Section 2.1         Transferred Assets.
                    -------------------

      (a) As of the Effective Time, and subject to the terms and conditions set forth herein, Seller will sell, assign, transfer, convey, and deliver to Purchaser, and Purchaser will purchase from Seller any and all right, title and interest of Seller in and to the following assets attributable to the Huntington Branches, except as otherwise excluded from sale pursuant to the provisions of
Section 2.1(b) below (collectively, the "Transferred Assets"):

         (1) subject to Sections 2.8 and 2.9 hereof, all of Seller's transferable fee simple right, title and interest in and to the real estate and the related improvements and fixtures including automated teller machines ("ATMs") located at the Huntington Branches described on Schedule 2.1(a)(1) hereto, together with all assignable real property rights and appurtenances pertaining thereto (collectively, the "Real Property"); provided, however, that at the election of the Seller prior to the Effective Time, the Seller shall be entitled to exclude any Real Property from the definition of "Transferred Assets," so long as at the Effective Time Seller agrees to lease to Purchaser such Real Property so excluded on commercially reasonable terms based on the Fair Market Values of such properties as set forth on Schedule 2.2(f); provided, further, that if Seller shall lease any Real Property to Purchaser, such lease terms shall include for the benefit of the Purchaser or any successor or assignee of the Purchaser operating the banking business at such facility, an initial lease term of five years and a perpetual right of renewal of such lease not later than twenty-four months prior to any lease term expiration date, rights of assignment and sublet of such lease without Seller's consent, and a first option to purchase such Real Property at the then current fair market values of such Real Property as calculated at the time of the exercise of the option;

         (2) Any leases or subleases of space in any Huntington Branches under which Huntington or Seller (or one of their Affiliates) are the lessors or sublessors, as identified in Schedule 2.1(a)(2)(i) (collectively, the "Tenant Leases"), and the lease relating to the ATM located at the Huntington Branch as described in Schedule 2.1(a)(2)(ii);

         (3) all software licenses relating to the Huntington Branches and listed on Schedule 2.1(a)(3), to the extent that Purchaser elects prior to the Effective Time by written notice to Seller to include such software licenses in the Transferred Assets (the "Software Licenses");

         (4) all Personal Property and all Personal Property Leases, a complete and accurate list of which leases are listed on Schedule 2.1(a)(4);

         (5) all Safe Deposit Contracts with two keys to each unrented safe deposit box located at the Huntington Branches;

         (6) all Loans (a complete and accurate list of which, as of the dates set forth on Schedule 2.1(a)(6), is set forth on such Schedule), including the collateral therefor and (except to the extent set forth in Section 2.1(b)) the servicing rights under the Loans for which Huntington has retained servicing rights;

         (7) all Overdrafts;

         (8) all Assumed Contracts;

         (9) all routing and transit numbers with respect to the Huntington Branches; and

         (10) all Coins and Currency.

      (b) The following items shall be excluded from the Transferred Assets (collectively, the "Excluded Assets"):

         (1) the proprietary  merchandising equipment and other assets listed on
Schedule 2.1(b) hereto;

         (2) Seller's rights in and to the names "STI", "SunTrust", "SunTrust Bank", any of its predecessor banks' names, and any of Seller's or Seller's predecessors' corporate logos, trademarks, trade names, signs, paper stock forms, and other supplies containing any such logos, trademarks, or trade names;

         (3) all Brokerage and Advisory Assets;

         (4) all Trust Account Assets;

         (5) any regulatory licenses (other than any assignable regulatory license primarily related to the Transferred Assets, which shall constitute Transferred Assets) or any other nonassignable licenses and permits;

         (6) any deposit account or other service related to the Brokerage and Advisory Assets and Trust Account Assets of Seller or Huntington at any office of Seller or Huntington or their Affiliates that may be linked to the Deposits;

         (7) any tax refunds, tax credits or deferred tax assets applicable to periods prior to the Effective Time;

         (8) all personal property utilized primarily in the conduct of lines of business not being transferred hereunder pursuant to this Section 2.1(b);

         (9) all  software  licenses  and  leases  not  set  forth  on  Schedule
2.1(a)(3);

         (10) the Loan Broker Contracts;

         (11) any assets related to any of Seller's benefit plans; and

         (12) all of the contracts  and  agreements  listed on Schedule  2.1(b).

Section 2.2         Purchase Price.
                    ---------------

      (a) As consideration for the purchase of the Huntington Branches, Purchaser shall pay Seller a purchase price (the "Purchase Price") equal to the sum of the following:

         (1) the Fair Market Value of the Real Property;

         (2) a premium for the Deposits and franchise value assigned to the Huntington Branches equal to 7.61% of the Average Deposit Balance;

         (3) the Net Book Value of the Loans, the Overdrafts, the Personal Property and the other Transferred Assets (other than the Real Property, the Tenant Leases and the Coins and Currency) as of the Effective Time; and

         (4) the face amount of the Coins and Currency.

      (b) In addition, Purchaser shall assume as of the Effective Time and pay, perform and discharge as of or after the Effective Time, as the case may be, all of the duties, obligations, and liabilities of Seller or Huntington from and after the Effective Time relating to the following (the "Transferred Liabilities"):

         (1) the Deposit Liabilities and all terms and agreements relating thereto (including all of Seller's or Huntington's responsibilities with respect to (w) cashier checks issued prior to the Effective Time, (x) the abandoned property laws of any applicable state, (y) any legal process that is served on Seller or Huntington on or before the Closing Date with respect to claims against or for the Deposit Liabilities that does not exceed the amount of the applicable Deposit(s) (except to the extent attributable to any act or omission taken or omitted to be taken by Seller or Huntington prior to the Effective
Time) and (z) any other applicable laws (except to the extent attributable to any act or omission taken or omitted to be taken by Seller or Huntington prior to the Effective Time in violation of any such laws));

         (2) the Real Property and the Personal Property;

         (3) the Tenant Leases, the Personal Property Leases and other property leased under such leases, and the lease relating to the ATM located at the Huntington Branch as described in Schedule 2.1(a)(2)(ii);

         (4) the Software Licenses;

         (5) the Safe Deposit Contracts (including all of Seller's or Huntington's duties, obligations and responsibilities with respect to (x) any legal process that is served on Seller or Huntington on or before the Closing Date with respect to claims against or for the contents thereof (except to the extent attributable to any act or omission taken or omitted to be taken by Seller or Huntington prior to the Effective Time in violation of the applicable Safe Deposit Contract or applicable law) and (y) any other applicable laws (except to the extent attributable to any act or omission taken or omitted to be taken by Seller or Huntington prior to the Effective Time in violation of any such laws));

         (6) the Loans and the servicing thereof (except to the extent that such Loan or servicing constitutes an Excluded Asset);

         (7) the Overdrafts;

         (8) the Assumed Contracts; provided, however that Purchaser shall not assume any liabilities, duties or obligations arising under any Assumed Contract that is not assigned to Purchaser at the Closing due to the failure to receive a necessary consent or otherwise; and

         (9) all liabilities, duties and obligations expressly assumed by Purchaser pursuant to Section 2.5 (excluding liabilities and obligations (w) relating to acts or omissions of Seller or Huntington, (x) under any benefit plans of Huntington or Seller, (y) relating to compensation, benefits or other claims or amounts for periods prior to the Effective Time and (z) expressly retained by Seller or Huntington pursuant to Section 2.5(f)).

      (c) Notwithstanding anything to the contrary contained herein, Purchaser shall not assume any duties, obligations or liabilities of Seller or Huntington of any kind, whether known, unknown, contingent or otherwise, (i) not relating to the Transferred Assets or the Transferred Liabilities, (ii) attributable to any acts or omissions to act taken or omitted to be taken by Seller or Huntington (or any of their direct or indirect Subsidiaries) prior to the Effective Time in violation of any applicable laws, contracts or fiduciary duties, (iii) attributable to any actions, causes of action, claims, suits or proceedings or violations of law or regulation attributable to any acts or omissions to act taken or omitted to be taken by Huntington or Seller (or any of their direct or indirect Subsidiaries) prior to the Effective Time, (iv) relating to tax accruals of Huntington or Seller (or any of their direct or indirect Subsidiaries) or (v) arising from circumstances, events or conditions prior to the Effective Time and not expressly assumed hereunder (the "Excluded Liabilities"). Without limiting the generality of the foregoing, it is not the intention that the assumption by Purchaser of the Assumed Liabilities shall in any way enlarge the rights of any third parties relating thereto. Nothing contained in this Agreement shall prevent any party hereto from contesting matters relating to the Assumed Liabilities with any third party obligee. From and after the Effective Time, (i) Purchaser shall have complete control over the payment, settlement or other disposition of the Assumed Liabilities and the right to commence, control and conduct all negotiations and proceedings with respect thereto, and (ii) Seller shall have complete control over the payment, settlement or other disposition of the Excluded Liabilities and the right to commence, control and conduct all negotiations and proceedings with respect thereto. Except as otherwise provided in Article IV or any transition plan entered into thereunder, (i) Seller shall promptly notify Purchaser of any claim made against it with respect to the Assumed Liabilities or the Transferred Assets and shall not voluntarily make any payment of, settle or offer to settle, or consent or compromise or admit liability with respect to, any Assumed Liabilities or Transferred Assets, and (ii) Purchaser shall promptly notify Seller of any claim made against it with respect to the Excluded Liabilities or the Excluded Assets and shall not voluntarily make any payment of, settle or offer to settle, or consent or compromise or admit liability with respect to, any Excluded Liabilities or Excluded Assets.

      (d) All real property sales and transfer taxes that are payable or that arise as a result of the consummation of the transactions contemplated hereby shall be paid one-half by Purchaser and one-half by Seller.

      (e) Seller shall prepare, in consultation with Purchaser, a balance sheet (the "Pre-Closing Balance Sheet") as of a date not earlier than thirty
(30) days, or later than three (3) Business Days, prior to the Effective Time anticipated by the parties (the "Pre-Closing Balance

Sheet Date") based on Seller's or Huntington's books and records, as applicable. Seller agrees to pay to Purchaser at the Closing (as defined in Section 3.1 hereof), in immediately available funds, the excess amount, if any, of the sum of (x) the amount of Deposit Liabilities assumed by Purchaser pursuant to paragraph (b) above and (y) the Net Book Value of the Other Liabilities, each of
(x) and (y) as reflected by the Pre-Closing Balance Sheet, over the aggregate Purchase Price computed in accordance with paragraph (a) above, as reflected by the Pre-Closing Balance Sheet. Purchaser agrees to pay Seller at the Closing, in immediately available funds, the excess, if any, of the aggregate Purchase Price computed in accordance with paragraph (a) above, as reflected by the Pre-Closing Balance Sheet, over the sum of (x) the amount of Deposit Liabilities assumed by Purchaser pursuant to paragraph (b) above and (y) the Net Book Value of the Other Liabilities, each of (x) and (y) as reflected by the Pre-Closing Balance Sheet. All amounts paid at the Closing shall be subject to subsequent adjustment based on the Post-Closing Balance Sheet (as defined in Section 3.3(a) hereof).

      (f) The  "Fair  Market  Value"  of  the Real  Property  is  set  forth  on
Schedule 2.2(f) attached hereto, with each Huntington Branch's Property Price being as indicated in Schedule 2.2(f).

      (g) Within (30) days after the Closing Date, Seller and Purchaser shall agree on the allocation of the Purchase Price, provided that such allocation shall be consistent with the allocation agreed upon between Seller and Huntington pursuant to the Huntington Agreement. Seller and Purchaser shall jointly and properly execute and complete Internal Revenue Service Form 8594, and any other forms or statements required by the Code, Treasury Regulations or the Internal Revenue Service, together with any and all attachments required to be filed therewith. Seller and Purchaser shall timely file any such forms and statements with the Internal Revenue Service. To the extent consistent with applicable law, Seller and Purchaser shall not file any tax return or other documents or otherwise take any position with respect to taxes which is inconsistent with such allocation of the final Purchase Price, provided, however, that neither Seller nor Purchaser shall be obligated to litigate any challenge to such allocation of the final Purchase Price by any Governmental Authority. Seller and Purchaser shall promptly inform one another of any challenge by any Governmental Authority to any allocation made pursuant to this paragraph and agree to consult with and keep one another informed with respect to the state of, and any discussion, proposal or submission with respect to, such challenge.

Section 2.3         Deposit Liabilities.
                    --------------------

      (a) "Deposit Liabilities" shall mean all of Seller's rights, duties, obligations and liabilities relating to the deposits ("Deposits") that are booked at each of the Huntington Branches (including accrued but unpaid or uncredited interest thereon and uncollected funds related thereto) as of the Effective Time (or, solely for the purpose of determining the Average Deposit Balance, on the dates determined in accordance with the definition of the Average Deposit Balance) and that constitute "deposits" for purposes of the Federal Deposit Insurance Act, 12 U.S.C. Section 1813, but excluding (i) deposit liabilities with respect to accounts registered in the name of a trust for which Huntington or Seller serves as trustee or accounts for which Huntington or Seller serves as a fiduciary, unless the transfer of such deposit liabilities to Purchaser is reasonably necessary to satisfy any Regulatory Approvals and such deposit liabilities are capable of assignment (in which case the premium assigned to such specific deposits required to be so transferred would be 3.0% of the Average Deposit Balance of such specific deposits required to be so transferred for purposes of calculating the Purchase Price), (ii) deposit liabilities with respect to accounts booked by Huntington at any Huntington Branch for which Huntington serves as guardian or custodian that, by their terms or by applicable law, are not capable of assignment, (iii) deposit liabilities with respect to Excluded IRA Account Deposits, (iv) deposit liabilities with respect to accounts associated with or securing lines of credit or loans where the line of credit or loan is excluded in accordance with Section 2.4(b), unless, in the case of deposit liabilities asssociated with or securing lines of credit or loans excluded in accordance with Section 2.4(b)(4), either (x) Purchaser by written notice to Seller during the Election Period elects to include such deposit liabilities as Deposit Liabilities and Deposits for purposes of this Agreement or (y) the transfer of such deposit liabilities to Purchaser is reasonably necessary to satisfy any Regulatory Approvals (in which case, in the case of this clause (y), the premium assigned to such specific deposits required to be so transferred would be 3.0% of the Average Deposit Balance of such specific deposits required to be so transferred for purposes of calculating the Purchase Price), (v) deposit liabilities with respect to accounts that Huntington or Seller is not permitted to transfer or otherwise dispose of pursuant to applicable law or contract, (vi) deposit liabilities to the extent constituting off balance sheet sweeps and off balance sheet AFI accounts, (vii) deposit liabilities of customers where the primary customer relationship is through a trust or brokerage relationship unless the transfer of such deposit liabilities to Purchaser is reasonably necessary to satisfy any Regulatory Approvals (in which case the premium assigned to such specific deposits required to be so transferred would be 3.0% of the Average Deposit Balance of such specific deposits required to be so transferred for purposes of calculating the Purchase Price), and (viii) Excluded Liabilities.

      (b) Seller does not represent or warrant that any deposit customers whose accounts are assumed by Purchaser will become or continue to be customers of Purchaser after the Effective Time.

Section 2.4         Loans.
                    ------

      (a) "Loans" shall mean, collectively, all of Seller's rights, duties, obligations and liabilities relating to loans and other extensions of credit in connection with the operation of the Huntington Branches as follows: (i) all loans and other extensions of credit (other than Overdrafts) booked at the Huntington Branches as of the Effective Time ("Branch Loans"); and (ii) all residential mortgage loans in the Huntington Branches and booked on Seller's or an Affiliate's accounting systems as an earning asset as of the Effective Time; provided that the Loans shall not include any loans or other extensions of credit described in paragraph (b) below or any servicing rights or obligations constituting Excluded Assets.

      (b) Notwithstanding the provisions of paragraph (a) above, the Loans shall not include:

         (1) any  loans  excluded  from the  Transferred  Assets  under  Section
2.1(b);

         (2) loans made after July 31, 2001 by Huntington that are not made in a manner consistent with past practice as relates to the normal and customary credit standards and policies of Huntington and that are identified by Seller to Huntington (pursuant to the Huntington Agreement) in writing, with a copy to Purchaser, at least four (4) Business Days prior to the Effective Time;

         (3) loans made on or before July 31, 2001 that are materially modified thereafter (other than collection and work-out procedures undertaken in a manner consistent with Huntington's past practice) such that the loans, if they had been made as of the date that they are so modified, would not be consistent with past practice as relates to the normal and customary credit standards and policies of Huntington and that are identified by Seller to Huntington and Purchaser in writing at least four (4) Business Days prior to the Effective Time;

         (4) any consumer purpose loan which as of the date of this Agreement is past due and delinquent and has been past due and delinquent for at least 60 consecutive days up to and including the date of this Agreement; or

         (5)   any   loan   specifically    identified   on   Schedule   2.4(b).


      (c) Schedule 2.4(c) identifies the insurance companies who are the current underwriters of credit life insurance and credit disability insurance sold in connection with Branch Loans. Prior to the Effective Time, Seller agrees to notify such insurance companies in writing of the sale of such Branch Loans to Purchaser. Huntington's records provided to Purchaser will identify Branch Loans which have credit life or credit disability insurance coverage. Purchaser agrees to work directly with such insurance companies in the handling and processing of premium rebates and insurance claims. After the Effective Time, Seller will promptly deliver to Purchaser: (i) the proceeds of any credit life insurance and/or credit disability insurance received by it in connection with any of the Branch Loans sold to Purchaser; and (ii) any written notices or other correspondence or written inquiries made by any of the relevant insurance companies and relating to any such proceeds.

      (d) All Loans will be transferred without recourse and without any warranties or representations as to their collectibility or the creditworthiness of any of the obligors of such Loans, except to the extent there are rights to indemnification in accordance with Article V herein.

      (e) If the balance due on any Loan purchased hereunder has been reduced by Seller or Huntington as a result of a payment by check received prior to the Effective Time, which item is returned after the Effective Time, the asset value represented by the Loan transferred shall be correspondingly increased and an amount in cash equal to such increase shall be paid by Purchaser to Seller or Huntington, as applicable, upon proper collection.

Section 2.5         Employee Matters.
                    -----------------

      (a) Purchaser will make Comparable Job Offers (as defined below) to all "customer service representatives," "customer services representative seniors," "customer service representative leaders," "personal bankers," "personal banker seniors," and "sales and service managers" employed at Huntington Branches who are satisfactory performers within the meaning discussed by the parties (such employees, "Tellers and Platform Employees") and shall offer employment to such other individuals employed at the Huntington Branches, as of the Closing Date as Purchaser in its sole discretion shall determine (the "Employees") effective as of the Effective Time. Schedule 2.5(a) contains a list of all Employees, their positions, their business locations, their annual/weekly/hourly rates of compensation, average scheduled hours per week and their status as full or part-time and active or on leave. Seller will deliver to Purchaser a revised Schedule 2.5(a) no fewer than ten (10) days prior to closing. Purchaser will communicate offers of employment in accordance with legal requirements and in a form determined by Purchaser and which form is not reasonably objected to by Seller and Huntington. All such Employees shall be offered employment with Purchaser (i) in a position requiring comparable skills and abilities as such Employee's position with Huntington or Seller, as applicable, on the Closing Date, (ii) with annual base salary, or weekly or hourly rate of pay which is equal to such Employee's pay with Huntington or Seller, as applicable, on the Closing Date (provided that incentive pay, where applicable, shall be determined based on incentive compensation programs provided by Purchaser and its Affiliates to their similarly situated (based on position and responsibilities, location and rate of compensation) employees from time to time), (iii) at a work location that does not require such Employee to travel more than an additional twenty-five miles (one way each day) to work than such Employee traveled prior to the Closing Date, and (iv) with a work status (full or part-time, including number of hours-per-week worked) that is not changed from that in effect with Huntington immediately prior to the Closing Date (a "Comparable Job Offer"); provided that Purchaser in its sole discretion shall determine the nature of the employment offered to Employees other than Tellers and Platform Employees. Each Employee who accepts Purchaser's offer of employment and commences employment with Purchaser shall be referred to as a "Transferred Employee" for purposes of this Agreement at the time the Employee first commences active employment with Purchaser. Purchaser shall provide each Transferred Employee who has commenced active employment with Purchaser or one of its Affiliates with employee benefits substantially similar in the aggregate to the employee benefits provided by Purchaser or its Affiliates to its similarly situated (based on position and responsibilities, location and rate of compensation) employees from time to time. With respect to any Employee who accepts an offer of employment from Purchaser who on the Closing Date is on military leave, sick leave, maternity leave, short-term disability or other leave of absence approved by Huntington or Seller, as applicable, except as required by applicable law, Purchaser need only employ such Employee for the period beginning after such absence if such Employee returns to employment in accordance with the terms of such Employee's leave, provided that such Employee commences active employment with Purchaser no later than six (6) months after the commencement of the leave. Any Employee who is on leave on the Closing Date and commences active employment with Purchaser in accordance with the preceding sentence will cease employment with Seller at the end of such leave of absence and the date of commencement of active employment with Purchaser shall be referred to herein as the "Transfer Date."

      (b) Purchaser agrees to give all Transferred Employees service credit for all employment and employee benefits related purposes (including but not limited to for purposes of FMLA entitlement), for all periods of employment with each of Huntington and Seller and their Affiliates (or their predecessor entities) prior to the Closing Date, and with respect to employee benefits for purposes of eligibility, participation and vesting under any employee benefit or compensation plan, program and arrangement adopted or maintained by Purchaser or any of its Affiliates in which Transferred Employees are eligible to participate, except with regard to

Purchaser's Employee Stock Ownership Program. Notwithstanding the foregoing, service completed with and compensation received from Huntington or Seller and their Affiliates shall not be used for purposes of benefit accruals or calculation of the amount of any benefit under any defined benefit pension plan of Purchaser or any of its Affiliates. To the extent that any Transferred Employee has satisfied in whole or in part any annual deductible under a welfare benefit plan, or has paid any out-of-pocket expenses pursuant to any welfare benefit plan co-insurance provision, in each case, with respect to the calendar year in which the Closing Date (or commencement of participation in such new plan occurs), Purchaser shall use commercially reasonable efforts to provide that such amount shall be counted toward the satisfaction of any applicable deductible or out-of-pocket expense maximum, respectively, under the comparable benefit plans and programs provided to Transferred Employees by Purchaser and its Affiliates for such calendar year. In any event, the welfare benefit plans and programs of Purchaser and its Affiliates shall be applied without regard to any limitations relating to preexisting conditions, waiting periods or required physical examinations to the extent such individuals were covered by plans of Huntington or Seller.

      (c) Purchaser shall offer and pay severance benefits as described in this Section 2.5(c) to any Transferred Employee terminated by Purchaser within one (1) year of the Closing Date, provided that such Transferred Employee is not terminated for cause. In addition, from and after the Closing Date, Purchaser shall determine in its sole discretion whether a Transferred Employee who has a termination of employment following the Closing Date meets the requirements of severance payments and shall provide, and be solely liable for, severance benefits to each Transferred Employee whose employment ceases during the period that commences on the Closing Date and ends on the one-year anniversary thereof; provided, however that such Transferred Employee is not terminated for cause and that Purchaser shall not be responsible for the payment of severance or transition benefits to any individual, or for the payment of any amount to any Employee who is offered, but does not accept, a Comparable Job Offer (provided that for purposes of this proviso, the proviso to the definition of Comparable Job Offer shall be ignored). Severance benefits payable under this Section 2.5(c) shall be equal to the amount of severance payments that would be payable under the applicable plan of Huntington effective immediately prior to the Closing Date (without giving effect to the transactions contemplated by this Agreement) as set forth on Schedule 2.5(c). Purchaser, in its sole discretion, may determine to pay such severance amounts in a lump sum instead of installments.

      (d) Each Transferred Employee who participated or who was eligible to participate in Huntington's or Seller's 401(k) Plan immediately prior to the Closing shall be immediately eligible to participate, without any waiting time, in Purchaser's 401(k) Plan applicable to the Transferred Employees. Seller shall cause Seller's 401(k) Plan, and Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to cause Huntington's 401(k) Plan, to provide the Transferred Employees with the option to voluntarily rollover their eligible account balances from Seller's 401(k) Plan or Huntington's 401(k) Plan, as applicable, into Purchaser's 401(k) Plan (or into an Individual Retirement Account of the Transferred Employee's choosing), and Purchaser shall use commercially reasonable efforts to cause Purchaser's 401(k) Plan to accept such eligible rollovers from the Transferred Employees.

      (e) Purchaser shall be responsible for the administration of and shall assume any and all obligations, if any, arising under COBRA with respect to the Transferred Employees and their beneficiaries. Seller shall be responsible for providing any notice required pursuant to the United States Federal Worker Adjustment and Retraining Notification Act of 1988, any successor United States federal law, and any other applicable plant closing notification law (collectively, "WARN") with respect to a layoff or plant closing relating to the Huntington Branches that occurs prior to or on the Closing Date and Purchaser shall be responsible for providing any notice required pursuant to WARN with respect to a layoff or plant closing relating to the Huntington Branches that occurs after the Closing Date.

      (f) Seller shall, or shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement, as applicable, to be responsible for the filing of Forms W-2 with the Internal Revenue Service and any required filing with state tax authorities, with respect to wages and benefits paid to each Transferred Employee for periods ending on or prior to the Closing Date or the Transfer Date, as applicable.

      (g) Seller and Purchaser shall cooperate and Seller shall use its commercially reasonable efforts to cause Huntington to cooperate pursuant to the Huntington Agreement, in order to permit Purchaser to train Employees who choose to accept employment with Purchaser, and Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, as scheduled by Purchaser for reasonable periods of time and subject to Seller's and Huntington's reasonable approval, such that Huntington's or Seller's ongoing operations at the applicable Huntington Branches shall not be materially disrupted, excuse such employees from their duties at the Huntington Branches for the purpose of training and orientation by Purchaser. To the extent such employees are paid overtime compensation as a result of Purchaser's training, Purchaser shall reimburse Huntington or Seller, as directed by Seller, for such overtime expenses.

      (h) Subject to the provisions of this Section 2.5, Purchaser shall not assume any liabilities and/or obligations under any benefit plans of Huntington or Seller.

Section 2.6         Security.
                    ---------

         As of the Effective Time, Purchaser shall be solely responsible for the security of and insurance on all Persons and property located in or about the Real Property.

Section 2.7         Proration; Other Closing Date Adjustments.
                    ------------------------------------------

      (a) Except as otherwise specifically provided in this Agreement, it is the intention of the parties that Seller or Huntington, as applicable, will operate the Huntington Branches, hold the Transferred Assets and retain the Transferred Liabilities for their own account until the Effective Time, and that Purchaser shall operate the Huntington Branches, hold the Transferred Assets and assume the Transferred Liabilities for its own account as of such time. Thus, except as otherwise expressly provided in this Agreement, items of income and expense, as defined herein, shall be prorated as of the Effective Time, and settled between Seller and Purchaser on the Closing Date, whether or not such adjustment would normally be made as of such time. Items of proration will be handled at Closing as an adjustment to the Purchase Price unless otherwise agreed by the parties hereto. In furtherance of the foregoing, Purchaser shall promptly forward to Seller complete and accurate copies of all invoices, billing statements and similar documents received by Purchaser after the Effective Time and relating to the Banking Operations conducted prior to the Effective Time, and Seller shall promptly forward to Purchaser complete and accurate copies of all invoices and billing statements received by Seller relating to the Banking Operations conducted after the Effective Time. To the extent the exact amounts of any real property taxes or other items to be prorated are not known on the Closing Date, the parties shall make reasonable estimates of such taxes or other items for purposes of making prorations at Closing and shall thereafter adjust the prorations as promptly as practicable after such exact amounts are finally ascertained.

      (b) For purposes of this Agreement, items of proration and other adjustments shall include, without limitation: (i) rental payments under the Tenant Leases; (ii) personal and real property taxes and assessments arising from Real Property or otherwise from the Banking Operations (determined by assuming that the taxable year or period ended at the Effective Time); (iii) FDIC deposit insurance assessments for the deposits transferred at Closing based upon the number of days remaining in such assessment period and the actual rate paid; (iv) custodian fees on IRA accounts that are transferred to Purchaser as part of the Transferred Assets; (v) prepaid expenses and items and accrued but unpaid liabilities a portion of which is attributable to periods after the Effective Time (it being understood that Purchaser shall have no liability for any accrued but unpaid liabilities attributable to Excluded Assets or Excluded Liabilities), as of the close of business on the Closing Date; and (vi) safe deposit rental payments previously received by Seller or Huntington.

Section 2.8          Title Insurance and Survey for Real Property.
                     ---------------------------------------------

         Seller has delivered to Purchaser on or prior to the date hereof an ALTA title insurance commitment or a title report in the form provided by Huntington to Seller (as the case may be, the "Title Commitments") for each Huntington Branch, issued by First American Title Insurance Company by and through its agent, Porter, Wright, Morris & Arthur, LLP, which indicates the state of title for each Huntington Branch. Seller shall also deliver to Purchaser within fifteen (15) days after the date of this Agreement, without any representation or warranty of any kind, a copy of any surveys, including those received from Huntington, in its possession for the Real Property. Except as expressly provided in Article VI hereof, Seller makes no representations or warranties regarding the title to any of the Real Property.

Section 2.9          Environmental Matters.
                     ----------------------

         Seller has made available to Purchaser complete copies of all environmental studies, reports and audits in Seller's possession, including those received from Huntington, related to the Real Property (the "Existing Environmental Reports"). Seller does not make any representation or warranty regarding any aspect of any study, report or audit delivered to Purchaser, including without limitation, the accuracy or completeness of such study, report or audit, its preparation, or any information upon which it is based. Any reliance on the report or any information contained in the report shall be at Purchaser's risk. Seller makes no representations or warranties regarding the environmental condition of any of the Real Property.

Section 2.10         Assumed Contracts.
                     ------------------

         Attached as Schedule 2.10 is a list of all service or similar contracts in effect as of the date hereof (which Schedule Seller shall modify on or prior to the 7th day prior to the Closing Date to reflect any such contracts that have been terminated or modified or have been entered into in the ordinary course of business since the date hereof) that relate to the Real Property, the Banking Operations subject to this Agreement (and not to Huntington's or Seller's operations generally) and that are capable of assignment in connection herewith ("Assumed Contracts"). Purchaser shall assume all such Assumed Contracts at the Closing.

Section 2.11         Assumption of IRA Account Deposits.
                     -----------------------------------

      (a) With respect to Deposits in IRAs, prior to the Closing Date, Seller will, or will use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement, to accomplish either the appointment of Purchaser as successor custodian or the delegation to Purchaser (or to an Affiliate of Purchaser) of Huntington's or Seller's, as applicable, authority and responsibility as custodian of all such IRA deposits (except self-directed IRA deposits), each to be effective as of the Effective Time, including, but not limited to, sending to the depositors thereof appropriate notices, cooperating with Purchaser (or such Affiliate) in soliciting consents from such depositors, and filing any appropriate applications with applicable regulatory authorities. If any such delegation is made to Purchaser (or such Affiliate), Purchaser (or such Affiliate) will perform all of the duties so delegated and comply with the terms of Huntington's or Seller's, as applicable, agreement with the depositor of the IRA deposits affected thereby.

      (b)  If,  notwithstanding  the  foregoing,  as   of   the  Closing   Date,
Purchaser shall be unable to retain deposit liabilities in respect of an IRA, such deposit liabilities shall be excluded from Deposits for purposes of this Agreement and shall constitute "Excluded IRA Account Deposits."

Section 2.12         Books and Records.
                     ------------------

      (a) As of the Effective Time, Seller  shall  deliver  to Purchaser, or use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to deliver to Purchaser, all files, documents and records in Seller's or Huntington's possession that pertain to and are utilized by
Seller or Huntington to administer, monitor, evidence or record information respecting the business or conduct of the Huntington Branches, including all such files, documents and records maintained on electronic or magnetic media in the electronic data base system of Huntington or Seller that are reasonably accessible on a branch-by-branch basis. Notwithstanding the foregoing, all files, documents and records (i) that contain information regarding customers and/or accounts not being transferred to Purchaser hereunder where such information is not reasonably separable from the files, documents or records otherwise to be delivered to Purchaser hereunder, or (ii) that are contained in digitally imaged files ("Non-Transferred Records") shall remain in the possession of Huntington or Seller. Purchaser agrees, at Seller's expense, to return to Seller or Huntington, as applicable, all files, documents and records contained in any Huntington Branch that Purchaser believes do not relate to the business or conduct of the Huntington Branches.

      (b) As of the Effective Time, Purchaser shall become responsible for maintaining the files, documents and records transferred to it pursuant to this Agreement. Purchaser will preserve and hold such files, documents and records in safekeeping as required by applicable law and in accordance with Purchaser's customary practices.

      (c) Subject to compliance with applicable law, after the Effective Time, Purchaser will permit Seller and Huntington and their representatives, at reasonable times and upon reasonable written notice, to examine, inspect, copy and reproduce any such files, documents or records, and to access Seller's or Huntington's former employees, to the extent reasonably required in connection with any third party claim, action, litigation or other proceeding involving Huntington, Seller or their Affiliates or in connection with any legal obligation owed by Huntington, Seller or their Affiliates to any present or former depositor or other customer or any Governmental Authority, including for purposes of preparing regulatory and tax reports and returns. After the Effective Time, Seller will permit Purchaser and its representatives, at reasonable times and upon reasonable notice, to examine, inspect, copy and reproduce files, documents or records retained by Seller (or if retained by Huntington, Seller will request Huntington's cooperation in such regard) regarding the Transferred Assets and Transferred Liabilities (including Non-Transferred Records) to the extent reasonably required in connection with any third party claim, action, litigation or other proceeding involving Purchaser or its Affiliates or in connection with any legal obligation owed by Purchaser or its Affiliates to any present or former depositor or other customer or any Governmental Authority, including for purposes of preparing regulatory and tax reports and returns.

      (d) For a period  of  180  days  after   the  Effective  Time,  the  party
providing copies of records hereunder shall do so without charge, and thereafter it may charge its customary rate for providing such copies.

      (e) It is understood that certain  of  Seller's or  Huntington's   records
may be available only in electronic or magnetic form, or in the form of photocopies, film copies or other non-original and non-paper media, or held by third-parties.

Section 2.13         No Duty To Cure.
                     ----------------

         Notwithstanding any provision of this Agreement to the contrary, Seller shall not have any obligation or duty to cure, with respect to any of the Real Property, any title defect, any defect in the environmental condition, or any other defect in the condition (any of the foregoing a "Defect"), either before or after the Closing, and Seller shall not have any liability for or in connection with any Defect after the Closing except as provided in Article V. Purchaser's only rights in connection with any Defect shall be the rights set forth in Sections 2.1(a)(1), 2.8 and 2.9 and Article V.

Section 2.14         No Rights to Huntington Name.
                     -----------------------------

         Purchaser shall have no rights in and to the names "Huntington" and any of its predecessor banks' names and any of Huntington's or Huntington's predecessors' corporate logos, trademarks, trade names, signs, paper stock forms, and other supplies containing any such logos, trademarks or trade names.

                                  ARTICLE III

                           CLOSING AND EFFECTIVE TIME
                           --------------------------

Section 3.1         Effective Time.
                    ---------------

         The purchase of assets and assumption of liabilities provided for in this Agreement, and the conversion referred to in Sections 4.1 and 4.7 (unless otherwise mutually agreed to by the parties hereto), shall occur at a closing (the "Closing") to be held at the offices of Seller in Atlanta, Georgia, at 11:00 a.m., local time, or at such other time, place, and manner as the parties shall mutually agree, on a date to be mutually agreed upon between the parties, which date shall occur not earlier than three (3) days nor later than ten (10) days following the satisfaction or, where legally permitted, waiver of all conditions set forth in Article IX and Article X (other than those conditions that by their nature are to be satisfied at the Closing); provided that such time and date shall not be before the closing of the purchase and assumption of the Florida Franchise by Seller pursuant to the Huntington Agreement, which Agreement provides that the closing shall not be before February 15, 2002 and may be extended until March 15, 2002, if such extension is necessary to permit the consummation of the sale of all the Huntington Branches by Seller to Purchaser and any other branches of the Florida Franchise to other purchasers where such sales are required in connection with any Regulatory Approval. The effective time (the "Effective Time") shall be 11:59 p.m., local time in Atlanta, Georgia, on the day on which the Closing occurs (the "Closing Date"). Each of Purchaser and Seller shall use their reasonable best efforts to effect the Closing as of February 15, 2002, or as promptly as reasonably practicable thereafter, subject to the satisfaction or waiver, where permitted by law, of the conditions to Closing set forth in Articles IX and X.

Section 3.2         Closing.
                    --------

      (a) All actions taken and documents delivered at the Closing shall be deemed to have been taken and executed simultaneously, and no action shall be deemed taken nor any document delivered until all have been taken and delivered.

      (b) At the Closing, subject to all the terms and conditions of this Agreement, including receipt of all consents and approvals hereunder, Seller shall, or shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement, to execute and deliver to Purchaser the following:

         (1) special warranty deeds executed by Seller or Huntington, as applicable, transferring all of such Seller's or Huntington's, as applicable, right, title and interest in and to each parcel of Real Property to Purchaser, in substantially the form attached hereto as Exhibit 3.2(b)(1) and consistent with the Title Commitments received by Purchaser from Seller prior to the date hereof;

         (2) a Bill of Sale,  in  substantially  the  form  attached  hereto  as
Exhibit 3.2(b)(2), transferring to Purchaser all of Seller's or Huntington's, as applicable, interest in the Personal Property and the Coins and Currency;

         (3) an Assignment and Assumption  Agreement in  substantially  the form
attached  hereto  as  Exhibit   3.2(b)(3),   with  respect  to  the  Transferred
Liabilities ("Assignment and Assumption Agreement");

         (4) a certificate of a proper officer of Seller, dated as of the Closing Date, certifying as to the satisfaction of the conditions set forth in
Section 9.1 and Section 9.2;

         (5) a Closing Statement using amounts shown on the Pre-Closing Balance Sheet, substantially in the form attached hereto as Exhibit 3.2(b)(5) (the "Closing Statement");

         (6) an affidavit of Seller or Huntington, as applicable, certifying that such entity is not a "foreign Person" as defined in the federal Foreign Investment in Real Property Tax Act of 1980 and a "No Lien Affidavit," in the forms attached hereto as Exhibit 3.2(b)(6);

         (7) immediately available funds in the net amount shown as owing to Purchaser by Seller on the Closing Statement, if any;

         (8) a limited power of attorney to allow Purchaser, in the name of Seller or Huntington, as applicable, to effect transfers of Transferred Assets after the Closing, which shall be in substantially the form attached hereto as
Exhibit 3.2(b)(8); and

         (9) such certificates and other documents as the parties determine to be reasonably necessary in connection with the consummation of the transactions contemplated hereby and which do not alter the parties' respective obligations or liability hereunder.

      (c) At the Closing, subject to all the terms and conditions of this Agreement, Purchaser shall execute and deliver to Seller:

         (1) the Assignment and Assumption Agreement;

         (2) a certificate and receipt acknowledging the delivery and receipt of possession of the Transferred Assets and records referred to in this Agreement;

         (3) immediately available funds in the net amount shown as owing to Seller by Purchaser on the Closing Statement, if any;

         (4) a certificate of a proper officer of Purchaser, dated as of the Closing Date, certifying as to the satisfaction of the conditions set forth in
Section 10.1 and Section 10.2; and

         (5) such certificates and other documents as the parties determine to be reasonably necessary in connection with the consummation of the transactions contemplated hereby and which do not alter the parties' respective obligations or liability hereunder.

Section 3.3         Post Closing Adjustments.
                    -------------------------

      (a) Not later than the close of business on the 65th day after the Effective Time (such actual date of delivery, the "Post-Closing Balance Sheet Delivery Date"), Seller shall deliver to Purchaser a balance sheet dated as of the Effective Time based on Huntington's or Seller's books and records, as applicable, and using the internal accounting procedures of Huntington or Seller, as applicable, consistently applied reflecting the assets sold and assigned and the liabilities transferred and assumed hereunder (the "Post-Closing Balance Sheet"), together with a copy of Seller's calculation of the Purchase Price as adjusted hereunder and the amounts payable thereunder. Seller shall afford Purchaser and its accountants and attorneys the opportunity to review all work papers and documentation related solely to the Huntington Branches used by Seller in preparing the Post-Closing Balance Sheet.

      (b) Except as otherwise expressly provided herein, the determination of the Post-Closing Balance Sheet shall be final and binding on the parties hereto unless within thirty (30) days after receipt by Purchaser of the Post-Closing Balance Sheet, Purchaser shall notify Seller in writing of its disagreement with any amount included therein or omitted therefrom, in which case, if the parties are unable to resolve the disputed items within ten (10) Business Days of the receipt by Seller of notice of such disagreement, such items shall be determined by a "big five" independent accounting firm selected by mutual agreement between Seller and Purchaser; provided, however, that in the event the fees of such firm as estimated by such firm would exceed fifty percent (50%) of the net amount in dispute, the parties agree that such firm will not be engaged by either party and that such net amount in dispute will be equally apportioned between Seller, on the one hand, and Purchaser, on the other hand. Such accounting firm shall be instructed to resolve the disputed items within ten (10) Business Days of engagement, to the extent reasonably practicable. The determination of such accounting firm shall be final and binding on the parties hereto. The fees of any such accounting firm shall be divided equally between Seller, on the one hand, and Purchaser, on the other hand. Notwithstanding the foregoing provisions of this Section 3.3(b), if at any time within 85 days after the Post-Closing Balance Sheet Delivery Date either party discovers an error in the calculation of the Post-Closing Balance Sheet that resulted in the Purchase Price actually paid, as adjusted pursuant to this Section 3.3 ("Original Price"), being at least $50,000, individually or in the aggregate with all such errors, more or less than the Purchase Price would have been but for such error ("Revised Price"), and notifies the other party thereof, the parties agree to cooperate in good faith to correct the error. If the parties disagree on the existence or magnitude of an error within ten (10) Business Days after notice thereof, such matter shall be resolved by an independent accounting firm in the same manner as described above for resolving disputed items; provided, however, that in the event the fees of such firm as estimated by such firm would exceed fifty percent (50%) of the net amount in dispute, the parties agree that such firm will not be engaged by either party and that such net amount in dispute will be equally apportioned between Seller, on the one hand, and Purchaser, on the other hand. Upon the determination of the Revised Price, the appropriate party shall pay an amount to the other that is the difference between the amount actually paid by such party pursuant to Section 2.2 and the amount that such party would have paid to the other if the Original Price had been equal to the Revised Price, together with interest thereon computed from the Effective Time up to but not including the Adjustment Payment Date at the applicable Federal Funds Rate.

      (c) Not later than the close of business on the 15th day following the determination of the Post-Closing Balance Sheet (the "Adjustment Payment Date"), Seller and Purchaser shall meet at the offices of Seller in Atlanta, Georgia, or such other location as may be mutually agreed, to effect the transfer of any funds as may be necessary to reflect changes in such assets and liabilities between the Pre-Closing Balance Sheet and the Post-Closing Balance Sheet and resulting changes in the Purchase Price, together with interest thereon computed from the Effective Time up to but not including the Adjustment Payment Date at the applicable Federal Funds Rate.

                                   ARTICLE IV

                              TRANSITIONAL MATTERS
                              --------------------

Section 4.1         General.
                    --------

      (a) Seller and Purchaser shall, and Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, cooperate in good faith to assure an orderly transition of ownership of the Transferred Assets and Transferred Liabilities to Purchaser hereunder. Commencing promptly following the date hereof, appropriate personnel of Seller and Purchaser shall, and Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, meet to discuss and draft a mutually acceptable transition plan covering operational aspects of the transition consistent with the terms of this Agreement, including handling and settlement of the following, as applicable: checks on deposit accounts and home credit line accounts, loan payments, direct deposits and direct debits through ACH or otherwise, point of sale transactions, ATM transactions, error resolution matters pursuant to Regulations E and Z of the Federal Reserve Board, miscellaneous account adjustments, daily settlement, and other settlement and transition items. The parties shall have the transition plan completed by December 31, 2001.

      (b) In furtherance of the foregoing, appropriate personnel of Seller and Purchaser shall, and Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, meet to discuss transaction settlement procedures and specifications, files (including without limitation conversion sample files) and schedules for the transfer of data processing responsibilities relating to the Huntington Branches (which shall be Seller's or Huntington's format, as applicable) from Huntington or Seller, as applicable, to Purchaser, to be effective as of the Closing. Purchaser will have responsibility for all product mapping and the creation of all conversion programs and procedures but Seller will, and Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, provide qualified personnel to reasonably consult and confer with Purchaser to facilitate this process. Not later than fifteen (15) days following the date hereof, Seller shall use its commercially reasonable efforts to obtain from Huntington and deliver to Purchaser, or Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement, to deliver the specifications and conversion sample files in Huntington's possession and, as promptly as reasonably practicable following the date hereof, shall deliver to Purchaser such specifications and conversion sample files held by third parties and relating to the Banking Operations. Seller shall have no obligation to furnish, or use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to furnish, Purchaser with any customer information other than that which is necessary for purposes of the ongoing operation of the Huntington Branches.

      (c) Not later than twenty-eight (28) days prior to the Closing Date, Seller shall deliver to Purchaser, or use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to deliver to Purchaser, a complete and accurate list of all applicable customer routing and transit numbers and account numbers.

Section 4.2         Notices to Customers and Others.
                    --------------------------------

      (a) Not earlier than January 16, 2002 nor later than thirty (30) days prior to the Closing Date (or such other time as may be required by law), Seller and Purchaser shall, together with Huntington pursuant to Huntington's obligations under the Huntington Agreement, jointly, at Purchaser's expense, notify customers with Deposits that, subject to the terms and conditions of this Agreement, Purchaser will be assuming all Deposit Liabilities and each of Seller and Purchaser shall, together with Huntington pursuant to Huntington's obligations under the Huntington Agreement, join in providing where appropriate, all notices to customers of the Huntington Branches and all other Persons as Seller or Purchaser, together with Huntington pursuant to Huntington's obligations under the Huntington Agreement, as the case may be, is or are required to give under applicable law or the terms of any agreements between Seller or Huntington, as applicable, and any customer in connection with the transactions contemplated hereby. No earlier than January 16, 2002, Purchaser may communicate with and deliver information to depositors and other customers of the Huntington Branches concerning this Agreement and the business of Purchaser. When requested, upon request by Purchaser, Seller will provide, or will use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to provide, reasonable assistance to Purchaser in mailing or causing to be mailed such communications, at Purchaser's expense. Purchaser and Seller (with Huntington's approval) shall jointly approve in good faith the content of all notices and communications under this Section 4.2 prior to the distribution of any such notices and communications.

      (b) A party proposing to send or publish any notice or communication pursuant to any paragraph of this Article IV shall furnish to the other party a copy of the proposed form of such notice or communication at least five (5) days in advance of the proposed date of the first mailing, posting, or other dissemination thereof to customers, and shall incorporate any changes in such notice as the other party reasonably proposes as necessary to comply with applicable law or which the other party reasonably requests for any proper business purpose. All costs and expenses of any notice or communication sent or published by Purchaser or Seller shall be the responsibility of the party sending such notice or communication and all costs and expenses of any joint notice or communication shall be shared equally by Seller on the one hand, and Purchaser, on the other hand.

      (c) Without limiting the generality of the foregoing, Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to send, or permit Purchaser to send, on Purchaser's behalf and at Purchaser's sole cost and expense, such notices to customers as are reasonably requested by Purchaser, subject to the timing restrictions in Section 4.2(a) and subject to the fourth sentence of Section 4.2(a).

Section 4.3         Direct Deposits.
                    ----------------

         Seller will transfer, or use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to transfer, to Purchaser not later than the Closing Date all of those Automated Clearing House ("ACH") and FedWire direct deposit arrangements related (by agreement or other standing arrangement) to Deposits. As soon as practicable after the receipt of all Regulatory Approvals (except for the expiration of statutory waiting periods), Seller will deliver, or use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to deliver, to Purchaser a listing in Huntington's or Seller's format, as applicable, of all such direct deposit records which Seller or Huntington, in the exercise of all reasonable efforts, are able to identify. In connection with the obligations under Section 4.1, Purchaser and Seller shall, and Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, cooperate in good faith (i) to determine the method and timing for remitting to Purchaser and settling, for a 180-day period following the Florida Franchise Closing Date, ACH direct deposits and FedWire direct deposits relating to accounts constituting Deposits, as well as such other matters relating thereto as may be necessary or advisable for purposes of assuring an orderly transition of ownership of the Deposit Liabilities to Purchaser hereunder, and (ii) to determine the method and timing for remitting to Seller or Huntington, as applicable, and settling, for a 180-day period following the Florida Franchise Closing Date, ACH direct deposits and FedWire direct deposits relating to deposit accounts of Seller or Huntington that are not Deposits, but which transactions are nonetheless routed to Purchaser as a result of the transfer to Purchaser of the routing and transit numbers or for other reasons, as well as such other matters relating thereto as may be necessary or advisable for purposes of assuring the orderly processing of transactions routed to Purchaser that relate to deposit accounts of Seller or Huntington that are not Deposits.

Section 4.4         Direct Debit.
                    -------------

         As soon as practicable after the receipt of all Regulatory Approvals (except for the expiration of statutory waiting periods), and after the notice provided in Section 4.2(a), Purchaser will send appropriate notice to all customers having accounts constituting Deposits the terms of which provide for direct debit of such accounts by third parties, instructing such customers concerning transfer of customer direct debit authorizations from Seller or Huntington, as applicable, to Purchaser. Seller shall, and Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, cooperate in soliciting the transfer of such authorizations. Such notice shall be in a form agreed to by the parties acting in good faith, and approved by Huntington. In connection with the obligations under Section 4.1, Purchaser and Seller shall, and Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, cooperate in good faith, (i) to determine the method and timing for forwarding to Purchaser and settling, for a 180-day period following the Florida Franchise Closing Date, all direct debits relating to accounts constituting Deposits, as well as such other matters relating thereto as may be necessary or advisable for purposes of assuring an orderly transition of ownership of the Deposit Liabilities to Purchaser hereunder, and (ii) to determine the method and timing for forwarding to Seller or Huntington, as applicable, and settling, for a 180-day period following the Florida Franchise Closing Date, all direct debits relating to deposit accounts of Seller that are not Deposits, but which transactions are nonetheless routed to Purchaser as a result of the transfer to Purchaser of the routing and transit numbers or for other reasons, as well as such other matters relating thereto as may be necessary or advisable for purposes of assuring the orderly processing of transactions routed to Purchaser that relate to deposit accounts of Seller or Huntington that are not Deposits.

Section 4.5         Interest Reporting and Withholding.
                    -----------------------------------

      (a) Unless otherwise agreed to by the parties, Seller will report, or will use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to report, to applicable taxing authorities and holders of Deposits, with respect to the period from January 1 of the year in which the Closing occurs through the Closing Date, all interest (including for purposes hereof dividends and other distributions with respect to money market accounts) credited to, withheld from and any early withdrawal penalties imposed upon the Deposits. Purchaser will report to the applicable taxing authorities and holders of Deposits, with respect to all periods from the day after the Closing Date, all such interest credited to, withheld from and early withdrawal penalties imposed upon such Deposits. Any amounts required by any governmental agencies to be withheld from any of the Deposits through the Closing Date will be withheld by Seller (or Seller will use its commercially reasonable efforts to cause Huntington to withhold pursuant to the Huntington Agreement), as applicable, in accordance with applicable law or appropriate notice from any governmental agency and will be remitted by Seller (or Seller will use its commercially reasonable efforts to cause Huntington to remit pursuant to the Huntington
Agreement), as applicable, to the appropriate agency on or prior to the applicable due date. Any such withholding required to be made subsequent to the Closing Date shall be withheld by Purchaser in accordance with applicable law or the appropriate notice from any governmental agency and will be remitted by Purchaser to the appropriate agency on or prior to the applicable due date. Promptly after the Closing Date, but in no event later than the date Purchaser is obligated to remit such amounts to the applicable governmental agency, Seller will pay to Purchaser, or cause Huntington to pay to Purchaser, that portion of any sums theretofore withheld by Seller or Huntington, as applicable, from any Deposits which are required to be remitted by Purchaser pursuant to the foregoing and shall directly remit to the applicable governmental agency that portion of any such sums which are required to be remitted by Seller.

      (b) Unless otherwise agreed by the parties, Seller shall be responsible, or shall use its commercially reasonable efforts to cause
Huntington pursuant to the Huntington Agreement to be responsible, for delivering to payees all IRS notices with respect to information reporting and tax identification numbers required to be delivered through the Closing Date with respect to the Deposits, and Purchaser shall be responsible for delivering to payees all such notices required to be delivered following the Closing Date with respect to the Deposits. Purchaser and Seller shall, prior to the Closing Date, consult and Seller shall, or shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, take reasonable actions as are necessary to permit Purchaser to timely deliver such IRS notices required to be delivered following the Closing Date.

      (c) Unless otherwise agreed by the parties, Seller will, or will use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, make all required reports to applicable Tax authorities and to obligors on Loans purchased on the Closing Date, with respect to the period from January 1 of the year in which the Closing occurs through the Closing Date, concerning all interest and points received by Huntington or Seller, as applicable. Purchaser will make all required reports to applicable Tax authorities and to obligors on Loans purchased on the Closing Date, with respect to all periods from the day after the Closing Date, concerning all such interest and points received.

Section 4.6         ATM/Debit Cards.
-----------         ----------------

         Seller will provide, or will use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to provide, Purchaser with a list of ATM access/debit cards (including any point-of-sale cards) issued by Seller or Huntington to depositors of any Deposits, and a data processing record in Seller's or Huntington's standard format, as applicable, containing all addresses therefor and all related information required to support an automated conversion, as soon as practicable after the receipt of all Regulatory Approvals (except for the expiration of any statutory waiting periods). At or promptly after the Closing, Seller will provide, or use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to provide, Purchaser with a revised data processing record through the Closing, and, within thirty days (30) following the date hereof, all customer PINs or algorithms or logic used to generate PINs. Purchaser shall reissue ATM access/debit cards to depositors of any Deposits prior to the Closing Date, which cards shall be effective as of the Closing Date.

Section 4.7 Data Processing Conversion for the Huntington Branches and Handling of Certain Items.
                    ------------------------------------------------------------

      (a) The conversion of the data processing with respect to the Transferred Assets and Transferred Liabilities will be completed on the Closing Date unless otherwise agreed by the parties. Seller and Purchaser agree, and Seller will use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement, to cooperate to facilitate the orderly transfer of data processing information in connection with the transactions contemplated hereby. Within fifteen (15) days of the date of this Agreement, Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to permit Purchaser and/or its representatives access (subject to the provisions of Section 8.1) to review each Huntington Branch for the purpose of installing automated equipment for use by the personnel of the Huntington Branches. Following the receipt of all Regulatory Approvals (except for the expiration of statutory waiting periods), Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to permit Purchaser, at its expense, to install and test communications lines, both internal and external, from each site and prepare for the installation of automated equipment on the Closing Date.

      (b) During the one hundred eighty (180) day period after the Florida Franchise Closing Date, (i) Seller shall pay, or use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to pay, all Transaction Account drafts presented to it for payment that are drawn on accounts constituting Deposits and (ii) Purchaser shall pay all Transaction Account drafts presented to it for payment that are drawn on deposit accounts of Huntington or Seller that are not Deposits, but which items are nonetheless routed to Purchaser as a result of the transfer to Purchaser of the routing and transit numbers or for other reasons. Each party shall make available to the other or Huntington, as applicable, on a next-day basis such drafts that it pays. Each party shall promptly reimburse the other or Huntington, as applicable, on a daily settlement basis for the amount of all such drafts paid by the other party or by Huntington. Neither party shall return any such drafts to the other, but shall handle any returns directly with the payee bank or other parties in the clearing process.

      (c) Purchaser agrees to accept from Seller or Huntington, and reimburse Seller or Huntington, as applicable, on a daily settlement basis, for all returns of the following items: (i) any item which Seller or Huntington credited for deposit to or cashed against a Deposit account or posted as payments to a Loan account before Closing and the item is returned to Seller or Huntington after the Closing; and (ii) any item which Seller or Huntington credited for deposit to or cashed against a Deposit account or posted as payments to a Loan account within the ninety (90) day period following the Florida Franchise Closing Date and the item is returned to Seller or Huntington.

      (d) Purchaser agrees to pay in accordance with law and customary banking practices all properly drawn and presented checks, drafts and withdrawal orders presented to Purchaser by mail, over the counter or through the check clearing system of the banking industry, by depositors of the accounts assumed, whether drawn on the checks, withdrawal orders or draft forms provided by Seller, or Huntington or by Purchaser, and in all other respects to discharge, in the usual course of the banking business, the duties and obligations of Seller or Huntington with respect to the balances due and owing to the depositors whose accounts are assumed by Purchaser.

Section 4.8         Notices to Obligors on Loans.
                    -----------------------------

      (a) Purchaser shall no earlier than January 16, 2002 nor later than fifteen (15) days prior to the Closing Date prepare and transmit, at Purchaser's sole cost and expense, to each obligor on each Loan, a notice in a form satisfying all legal requirements and reasonably acceptable to Seller to the effect that the Loan will be transferred to Purchaser and directing that payments be made after the Closing Date to Purchaser at any address of Purchaser specified by Purchaser, with Purchaser's name as payee on any checks or other instruments used to make as payments, and, with respect to all such Loans on which payment notices or coupon books have been issued, to issue new notices or coupon books reflecting the name and address of Purchaser as the Person to whom and the place at which payments are to be made. To the extent that Purchaser's notice pursuant to the prior sentence shall be legally insufficient, Seller agrees, at Purchaser's sole expense, to provide, or to use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to provide, all Loan obligors with all required notices of the assignment and transfer of the Loans.

      (b) Seller will, or will use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, render a final statement to each depositor of a Deposit account assumed under this Agreement for which statements are provided as to transactions occurring through the Effective Time and will comply with all laws, rules and regulations regarding tax reporting of transactions of such accounts through the Effective Time.

Seller, or Huntington, as applicable, will be entitled to impose normal fees and service charges on a per-item basis, but Seller will not, and Seller will use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to not, impose periodic fees or blanket charges in connection with such final statements. Purchaser will comply with all laws, rules and regulations regarding tax reporting of transactions of such accounts after the Effective Time.

      (c) To the extent that any of the Loans transferred from Seller or Huntington, as applicable, to Purchaser involve a transfer of servicing as defined and governed by the Real Estate Settlement Procedure Act (12 U.S.C.
Section 2601 et seq.), Seller and Purchaser will jointly coordinate any appropriate required customer notices and Seller will use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to cooperate with Seller and Purchaser in connection with such notices, provided that no such notices shall be sent prior to January 16, 2002.

                                   ARTICLE V

                                 INDEMNIFICATION
                                 ---------------

Section 5.1         Seller's Indemnification of Purchaser.
-----------         --------------------------------------

         Subject to any limitations in this Section 5.1 through Section 5.4, Seller shall indemnify, hold harmless, and defend the Purchaser from and against any Losses that Purchaser incurs as a result of (a) any breach by Seller of any of its covenants or agreements contained herein occurring prior to the Effective Time, (b) any breach by Seller of any of its representations and warranties contained herein, (c) any breach by Huntington of any of the Huntington Representations and Warranties (as hereinafter defined) or of any of the Huntington Covenants (as hereinafter defined) (other than the representations and warranties set forth in Section 6.10 of Schedule 6.0, as to which Purchaser's only remedies shall be as set forth in this Section 5.1), in each case only to the extent such breach, such Huntington Representations and Warranties and Huntington Covenants apply to the Huntington Branches, (d) any Excluded Liabilities, and (e) unless Seller makes the election provided for in the proviso to Section 2.1(a)(1), any Environmental Costs arising from the Indemnified Environmental Matters to the extent such Indemnified Environmental Matters are in, on or under the Real Property or facilities thereon prior to the Effective Time. In the event of any breach of the representations and warranties contained in Section 6.10 of Schedule 6.0, Purchaser's sole remedy shall be to request in writing that Seller (or if Seller elects and Huntington agrees in writing to Purchaser to do so, Huntington) (i) purchase the Loan which breaches such representation and warranty at the principal amount thereof, plus accrued and unpaid interest, in each case as of the time of the applicable purchase (a "Purchase Right"), or (ii) indemnify Purchaser in accordance with the other provisions of this Article V, with Seller having the right to choose between such measures.

Section 5.2         Purchaser's Indemnification of Seller.
                    --------------------------------------

         Purchaser shall indemnify, hold harmless, and defend Seller from and against any Losses that Seller incurs as a result of (i) any breach by Purchaser of any of its covenants or agreements contained herein occurring prior to the Effective Time, (ii) any breach by Purchaser of any of its representations and warranties contained herein, and (iii) any Loss that Seller may incur in connection with Banking Operations as conducted by Purchaser occurring from and after the Effective Time or otherwise relating to the Transferred Assets or the Transferred Liabilities (other than Excluded Liabilities).

Section 5.3         Claims for Indemnity.
                    ---------------------

      (a) A claim for indemnity shall be made by the claiming party at any time prior to the applicable Claim Limitation Anniversary by the giving of written notice thereof to the other party. Such written notice shall set forth in reasonable detail the basis upon which such claim for indemnity is made. In the event that any bona fide claim is made within such period, the indemnity relating to such claim shall survive until such claim is resolved. No claim for indemnity may be made at any time at or after the 18-month anniversary of the Effective Time (excluding claims for indemnity with respect to (i) the representations and warranties contained in Section 6.3 of Schedule 6.0, which may be made for a period of five (5) years after the Effective Time, (ii) the representations and warranties contained in Section 6.14 of Schedule 6.0, which may be made at any time up to the date ending thirty (30) days after the applicable statutes of limitations with respect thereto and (iii) Excluded Liabilities, which may be made at any time after the Effective Time, and (iv) clause (e) of Section 5.1, which may be made at any time prior to the expiration of the applicable statutes of limitations) and no indemnity shall be available therefor in accordance with the provisions of this Article V. The applicable claim limitation period, as provided in the preceding sentence, is hereby referred to as the "Claim Limitation Anniversary."

      (b) If any Person or entity not a party to this Agreement, including any Governmental Authority, shall make any demand or claim or file or make or threaten to file or make any lawsuit or other action or investigation, which demand, claim, lawsuit, action or investigation may result in any Loss to a party hereto of the kind for which such party is entitled to indemnification pursuant to Section 5.1 or Section 5.2 hereof (other than an indemnification claim under clause (e) of Section 5.1), such indemnified party shall notify the indemnifying party of such demand, claim or lawsuit within thirty (30) Business Days of such demand, claim, filing, making or threat; provided, however, that any failure by the indemnified party to so notify the indemnifying party shall not relieve the indemnifying party from its obligations hereunder, except to the extent that the indemnified party is actually prejudiced by such failure to give such notice. Following receipt of notice of a demand, claim, lawsuit, action or investigation, the indemnifying party (or its designee) shall have the option, at its cost and expense, to assume the defense of such matter and to retain counsel (not reasonably objected to by the indemnified party) to defend any such demand, claim or lawsuit, and the indemnifying party shall not be liable to the indemnified party for any fees of other counsel or any other expenses (except as expressly provided to the contrary herein) with respect to the defense of such matter, other than reasonable fees and expenses of counsel employed by the indemnified party for any period during which the indemnifying party (or its designee) has not assumed the defense thereof. In effecting the settlement of any such matter, the indemnifying party (or its designee), or the indemnified party, as the case may be, shall act in good faith, shall consult with the other party and shall enter into only such settlement as the other party shall consent, such consent not to be unreasonably withheld or delayed. An indemnifying party (or its designee) shall not be liable for any settlement not made in accordance with the preceding sentence. Purchaser shall cooperate fully with Seller in connection with the defense by Seller of any such matter, and Purchaser shall provide Seller with access to the properties, books and records and personnel of the Banking Operations as Seller may deem appropriate in connection with the defense of such matter.

      (c) If any Person or entity not a party to this Agreement, including any Governmental Authority, shall make any demand or claim or file or make or threaten to file or make any lawsuit, action or investigation, which demand, claim, lawsuit, action or investigation may result in any Loss to Purchaser of the kind for which Purchaser is entitled to indemnification pursuant to clause
(e) of Section 5.1 hereof, Purchaser shall immediately notify Seller of such demand, claim, lawsuit, action or investigation. Following receipt of notice of any such demand, claim, lawsuit, action or investigation, Seller (or its designee) shall have the option, at its cost and expense, to assume the defense of such matter and to retain counsel (not reasonably objected to by Purchaser) to defend any such matter, and Seller shall not be liable to Purchaser for any fees of other counsel or any other expenses with respect to the defense of such matter, other than reasonable fees and expenses of counsel employed by Purchaser for any period during which Seller (or its designee) has not assumed the defense thereof and reasonable fees and expenses of counsel employed by Purchaser in the defense of indemnifiable matters where the Seller unsuccessfully asserts that Purchaser and not Seller is the responsible party in Seller's defense of such matter. Seller shall have complete control over all matters relating to the defense of such matter, including the right to develop such environmental remediation plan, if any, as Seller may determine is appropriate to address such matter. Purchaser shall cooperate fully with Seller in connection with the defense by Seller of any such matter, and Purchaser shall provide Seller with access to the properties, books and records and personnel of the Banking Operations as Seller may deem appropriate in connection with the defense of such matter. Purchaser shall provide to Seller prompt written notice and copies of any communications received by or to be sent to any consultants, agents or Governmental Authorities in connection with any matters that could result in a claim by Purchaser against Seller under Section 5.1(e). In addition, on and after the date of this Agreement and for such period of time as Seller may determine is reasonably necessary after the Closing Date, Seller shall have the right to conduct, at Seller's cost, any environmental assessments (including Phase II assessments) as Seller may determine to conduct with respect to the Banking Operations or the Real Property. Purchaser shall provide Seller and Seller's representatives with full access to the Banking Operations and the Real Property in order to permit the conduct of such environmental assessments, and Purchaser shall otherwise cooperate in good faith with Seller regarding such environmental assessments and shall use its reasonable best efforts to facilitate such environmental assessments.

Section 5.4         Limitations on Indemnification.
                    -------------------------------

      (a) Seller shall not be required to indemnify Purchaser, and Purchaser shall not be required to indemnify Seller, unless the aggregate amount of all Losses incurred by Purchaser or Seller pursuant to Sections 5.1 or 5.2 (as the case may be), exceeds $100,000. Once such aggregate amount of Losses incurred by Purchaser, on the one hand, or Seller, on the other hand, exceeds $100,000, Purchaser or Seller, as the case may be, shall thereupon be entitled to indemnification only for amounts in excess of such $100,000; provided, however that the limitations contained in this sentence and the immediately preceding sentence shall not apply to any claim of common law fraud, any claims for indemnification for Excluded Liabilities, any claims under clause
(e) of Section 5.1, any claims under clause (c) of Section 5.1 relating to Huntington Covenants or any claims under clause (c) of Section 5.1 relating to
Section 6.10 of the Huntington Representations and Warranties. In addition, no party hereto shall assert any claim for indemnification hereunder, including claims relating to Excluded Liabilities, to which such party is otherwise entitled unless and until the aggregate of all such Losses (including any related claims for Losses or any claims for Losses arising out of the same operative set of facts) submitted for indemnification at such time exceeds $10,000, at which time all such Losses may be asserted. No party hereto shall have any obligation hereunder for any consequential liability, damage or loss or any lost profits.

      (b) Neither Seller, on the one hand, nor Purchaser, on the other hand, shall be obligated to indemnify the other for Losses that exceed $5,000,000 in the aggregate with all Losses asserted by such party; provided, however that the limitations contained in this sentence shall not apply to any claim of common law fraud, claims for indemnification for Excluded Liabilities or claims under clause (e) of Section 5.1.

      (c) Following the Closing, the sole and exclusive remedy of the parties hereto with respect to any and all claims relating to the matters addressed in Sections 5.1 and 5.2 (other than claims of common law fraud) shall be pursuant to the indemnification provisions set forth in this Article V; provided however that the parties may seek to enforce specifically this Agreement and the terms and conditions hereof.

      (d) Nothing in   this  Article V shall  affect the  rights and remedies of
Purchaser or Seller with respect to any breach by the other of any of their covenants or agreements to be performed at or after the Effective Time.

Section 5.5         Treatment of Indemnification Payments.
                    --------------------------------------

         Seller and Purchaser agree to treat any indemnification payment under this Article V as an adjustment of the consideration paid for the Transferred Assets for income tax purposes.

                                   ARTICLE VI

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

         Attached hereto as Schedule 6.0 is a true and correct copy of the representations and warranties made by Huntington to Seller pursuant to the Huntington Agreement that relate to the Huntington Branches (the "Huntington Representations and Warranties").

         Except as otherwise disclosed to Purchaser in writing prior to the date hereof, Seller represents and warrants to Purchaser as follows:

Section 6.1         Corporate Organization; Corporate Authority.
                    --------------------------------------------

         Seller is a state banking corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Seller has the corporate power and authority to carry on its businesses as currently conducted, to execute and deliver this Agreement and related documents and to effect the transactions contemplated herein. No further corporate authorization is necessary for Seller to consummate the transactions contemplated hereunder.

Section 6.2         No Violation.
                    -------------

         Assuming receipt of the required approvals referenced under Section 6.6, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will violate or conflict with: (i) Seller's charters or bylaws; (ii) any material provision of any material agreement or any other material restriction of any kind to which Seller is a party or by which Seller is bound; (iii) any material statute, law, decree, regulation, or order of any Governmental Authority; or (iv) any material provision which will result in a default under, or cause the acceleration of the maturity of, any material obligations or loans to which Seller is a party.

Section 6.3         Enforceable Agreement.
                    ----------------------

         This Agreement has been duly executed and delivered by Seller and, upon execution and delivery by Purchaser, will be the legal, valid, and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as the availability of equitable remedies may be limited by equitable principles of general applicability.

Section 6.4         No Brokers.
                    -----------

         All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller and Purchaser, and there has been no participation or intervention by any other Person, firm or corporation employed or engaged by or on behalf of Seller in such a manner as to give rise to any valid claim against Seller or Purchaser for a brokerage commission, finder's fee or like commission, except that Seller has engaged SunTrust Capital Markets, Inc. and will be solely responsible for its fees and expenses.

Section 6.5         Litigation and Regulatory Proceedings.
                    --------------------------------------

         There are no material actions, causes of action, complaints, claims, suits or proceedings, pending or, to Seller's Knowledge, threatened, against Seller and affecting the Transferred Assets or Transferred Liabilities, whether at law or in equity or before or by a Governmental Authority. No Governmental Authority has notified Seller that it would oppose or not approve or consent to the transactions contemplated by this Agreement and Seller knows of no reason for any such opposition, disapproval or nonconsent. Neither of Seller, nor any of its Affiliates, is a party to any written order, decree, agreement or memorandum or understanding with, or commitment letter or similar submission to, any Governmental Authority charged with the supervision or regulation of depository institutions, nor has Seller been advised by any such agency or authority that it is contemplating issuing or requesting any such order, decree, agreement, memorandum or understanding, commitment letter or submission, in each case which, individually or in the aggregate, would materially and adversely affect the ability of Purchaser to own the Transferred Assets or conduct the Banking Operations after the Closing Date.

Section 6.6         Consents and Approvals.
                    -----------------------

         Except for required Regulatory Approvals and third party consents set forth on Schedule 6.6, no consents, approvals, filings or registrations with any third party or any public body, agency or authority are required in connection with Seller's consummation of the transactions contemplated by this Agreement, other than as may be required as a result of any facts or circumstances relating solely to Purchaser.

Section 6.7         Community Reinvestment Compliance.
                    ----------------------------------

         Seller is in compliance in all material respects with the applicable provisions of the CRA and has received a CRA rating of "satisfactory" in its most recent exam under the CRA, and Seller has no knowledge of the existence of any fact or circumstance or set of facts or circumstances which could be reasonably expected to result in Seller failing to be in compliance in all material respects with such provisions or having its current rating lowered.

Section 6.8         FDIC Insurance.
                    ---------------

         The Deposit Liabilities are insured by the FDIC to the fullest extent permitted by federal law, and all premiums and assessments required to be paid in connection therewith have been paid when due.

Section 6.9         Employment Contracts.
                    ---------------------

         No Employee is a party to any individual contract with Seller for the employment of the Employee or the provision of severance or change of control benefits.

Section 6.10        Limitation of Representations and Warranties.
                    ---------------------------------------------

         Except as may be expressly represented or warranted in this Agreement, Seller makes no representation or warranty whatsoever with regard to any asset being transferred to Purchaser or any liability or obligation being assumed by Purchaser or as to any other matter or thing.


                                  ARTICLE VII

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

         Except as otherwise specifically herein provided, Purchaser hereby represents and warrants to Seller as follows:

Section 7.1         Corporate Organization; Corporate Authority.
                    --------------------------------------------

         Purchaser is a federally chartered savings bank duly organized, validly existing and in good standing under the laws of United States. Purchaser has the corporate power and authority to carry on the business being acquired, to assume the liabilities being transferred, to execute and deliver this Agreement and related documents and to effect the transactions contemplated herein. No further corporate authorization is necessary for Purchaser to consummate the transactions contemplated hereunder.

Section 7.2         No Violation.
                    -------------

         Assuming receipt of the required approvals referenced under Section 7.6, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will violate or conflict with (i) the charter or bylaws of Purchaser, (ii) any material provision of any material agreement or any other material restriction of any kind to which Purchaser is a party or by which Purchaser is bound, (iii) any material statute, law, decree, regulation or order of any Governmental Authority, or (iv) any material provision which will result in a default under, or cause the acceleration of the maturity of, any material obligation or loan to which Purchaser is a party.

Section 7.3         Enforceable Agreement.
                    ----------------------

         This Agreement has been duly executed and delivered by Purchaser and, upon execution and delivery by Seller, will be the legal, valid, and binding agreement of Purchaser, enforceable in accordance with its terms, except as the availability of equitable remedies may be limited by equitable principles of general applicability.

Section 7.4         No Brokers.
                    -----------

         All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Purchaser and Seller and there has been no participation or intervention by any other Person, firm, or corporation employed or engaged by or on behalf of Purchaser in such a manner as to give rise to any valid claim against Seller or Purchaser for a brokerage commission, finder's fee, or like commission, except that Purchaser has engaged Sandler O'Neill & Partners, L.P. and will be solely responsible for its fees and expenses.

Section 7.5         Litigation and Regulatory Proceedings.
                    --------------------------------------

         There are no actions, causes of action, complaints, claims, suits or proceedings, pending or, to Purchaser's Knowledge, threatened, against Purchaser, whether at law or in equity or before or by a Governmental Authority, that, individually or in the aggregate, would reasonably be expected to have a Purchaser Material Adverse Effect. No Governmental Authority has notified
Purchaser that it would oppose or not approve or consent to the transactions contemplated by this Agreement, and Purchaser knows of no reason for any such opposition, disapproval or nonconsent. Neither Purchaser nor any of its Affiliates is a party to any written order, decree, agreement or memorandum or understanding with, or commitment letter or similar submission to, any Governmental Authority charged with the supervision or regulation of depository institutions, nor has Purchaser been advised by any such agency or authority that it is contemplating issuing or requesting any such order, decree, agreement, memorandum or understanding, commitment letter or submission, in each case which, individually or in the aggregate, would materially and adversely affect the ability of Purchaser to consummate the transactions contemplated by this Agreement.

Section 7.6         Consents and Approvals.
                    -----------------------

         Except for required Regulatory Approvals set forth on Schedule 7.6, no consents, approvals, filings or registrations with any third party or any public body, agency or authority are required of Purchaser in connection with Purchaser's consummation of the transactions contemplated by this Agreement, other than what may be required as a result of any facts or circumstances relating solely to Seller. Purchaser has no reason to believe that it will not be able to obtain all required regulatory approvals in a prompt and timely manner.

Section 7.7         Regulatory Capital and Condition.
                    ---------------------------------

         Purchaser is in compliance with all capital standards as of the date hereof, and has no reason to believe that it will be unable to obtain the required regulatory approvals for the transactions contemplated by this Agreement solely as a result of its current level of regulatory capital. As of the date of this Agreement, there is no pending or threatened legal or governmental proceedings against Purchaser or any Affiliate that would affect Purchaser's ability to obtain the required regulatory approvals or satisfy any of the other conditions required to be satisfied in order to consummate any of the transactions contemplated by this Agreement.

Section 7.8         Financing.
                    ----------

         Purchaser will have not later than the close of business on the day prior to the Effective Time sufficient funds available to consummate the transactions contemplated hereby, including to make any payment pursuant to
Section 2.2.

Section 7.9         Community Reinvestment Act Compliance.
                    --------------------------------------

         Purchaser is in compliance in all material respects with the applicable provisions of the CRA and has received a CRA rating of "satisfactory" or better in its most recent exam under the CRA, and Purchaser has no knowledge of the existence of any fact or circumstance or set of facts or circumstances which could be reasonably expected to result in Purchaser failing to be in compliance in all material respects with such provisions or having its current rating lowered.

                                  ARTICLE VIII

            OBLIGATIONS OF PARTIES PRIOR TO AND AFTER EFFECTIVE TIME
            --------------------------------------------------------

Section 8.1         Full Access.
                    ------------

      (a) Until the Closing Date, Seller shall, or shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, afford to the officers and authorized representatives of Purchaser, upon prior notice and subject to Seller's or

Huntington's, as applicable, normal security requirements, reasonable access to the properties, books, and records pertaining to the Huntington Branches, specifically including but not limited to all books and records relating to the Deposit Liabilities, the Loans, the Real Property and the Personal Property, and copies of the Software Licenses in order that Purchaser may make reasonable investigations, and engage in operational planning, at reasonable times, without interfering with the normal conduct of the Banking Operations or the affairs of Seller or Huntington. Seller will cooperate with Purchaser to the extent reasonably requested and legally permissible to provide Purchaser with information about Employees and a reasonable opportunity to meet with Employees, subject to Huntington's approval. Nothing in this Section 8.1 shall require Seller to provide access to or disclose information where such access or disclosure would violate the rights of customers, result in the loss of any attorney-client privilege or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

      (b) Any information discovered, disclosed or revealed pursuant to Sections 2.8, 2.9, or 2.14, Article IV or this Section 8.1, or otherwise disclosed in connection with entering into or performing the covenants and agreements contemplated under this Agreement, shall be subject to the provisions of the Confidentiality Agreement.

Section 8.2         Application for Approval.
                    -------------------------

      (a) On or prior to December 10, 2001, Purchaser shall have prepared and have filed applications and notices relating to the Regulatory Approvals. Purchaser agrees to process such applications as promptly as reasonably practicable and to provide Seller promptly with a copy of such applications as filed (except for any confidential portions thereof) and all material notices, orders, opinions, correspondence, and other documents with respect thereto, and to use its reasonable best efforts to obtain all Regulatory Approvals. Purchaser shall promptly notify Seller upon receipt by Purchaser of notification that any application provided for hereunder has been accepted or denied. Seller shall, and Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, provide such cooperation and information reasonably requested by Purchaser in connection with Purchaser's compliance with the requirements of the applicable regulatory authorities.

     (b) The parties shall use their reasonable best efforts to, and Seller shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry relating to the Regulatory Approvals, (ii) subject to applicable law, permit the other party to review and discuss in advance, and consider in good faith the views of the other in connection with, any proposed written or material oral communication (or other correspondence or memoranda) between it and any Governmental Authority, (iii) promptly inform each other of and supply to such other party any communication (or other correspondence or memoranda) received by such party from, or given by such party to, the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") or any other Governmental Authority, in each case regarding any of the transactions contemplated hereby, and (iv) consult with each other in advance of any meeting or conference with the

Federal Reserve Board or any other Governmental Authority, and to the extent permitted by the Federal Reserve Board or such other applicable Governmental Authority, give the other party the opportunity to attend and participate in such meetings and conferences.

      (c) In furtherance and not in limitation of the parties' obligations hereunder, if any objections are asserted with respect to the transactions contemplated hereby under any antitrust or competition law, Purchaser agrees to use its best efforts to resolve any antitrust concerns, federal, state, foreign or private, obtain all Regulatory Approvals and obtain termination of any applicable waiting periods and the termination of any outstanding federal or state judicial or administrative orders prohibiting the Closing so as to permit the prompt completion of the transactions contemplated hereby.

Section 8.3         Conduct of Business.
                    --------------------

         Attached hereto as Schedule 8.3 is a copy of certain covenants made by Huntington to Seller with respect to conduct of business of the Huntington Branches prior to the Florida Franchise Closing Date (collectively, the "Huntington Covenants").

Section 8.4         Solicitation of Customers and Employees.
                    ----------------------------------------

         At any time prior to the Closing Date, Purchaser will not, and will not permit any of its Affiliates, if any, to conduct any mass marketing which is specifically targeted to induce customers whose Deposit Liabilities are to be assumed or whose Loans are to be acquired by Purchaser pursuant to this Agreement to discontinue or limit their account relationships with Huntington or Seller or to conduct any media or customer solicitation activities outside of the ordinary course of business of Purchaser, consistent with past practice, which are specifically targeted to induce any such customers to discontinue or limit any such relationships, it being understood and agreed that the foregoing is not intended to prohibit general advertising or solicitations directed to the public generally or other similar activities conducted in the ordinary course of business of Purchaser, consistent with past practice. For a period of 18 months following the Closing Date, Seller will not, and will not permit any of its Affiliates to conduct any mass marketing in the locations served by the Huntington Branches which is specifically targeted to induce customers whose Deposit Liabilities are to be assumed or whose Loans are to be acquired by Purchaser pursuant to this Agreement to discontinue or limit their account relationships with Purchaser or Seller or to conduct in the locations served by the Huntington Branches any media or customer solicitation activities outside of the ordinary course of business of Seller, consistent with past practice, which are specifically targeted to induce any such customers to discontinue or limit any such relationships, it being understood and agreed that the foregoing is not intended to prohibit general advertising or solicitations directed to the public generally or other similar activities conducted in the ordinary course of business of Seller, consistent with past practice. In addition, for a period of 18 months following the Closing, neither Seller nor its Affiliates will, without written permission from Purchaser, solicit for employment any Transferred Employee who becomes an employee of Purchaser, provided that nothing contained in this paragraph shall restrict any general advertisement or solicitation by Seller or any of its Affiliates which is not directed at any particular Transferred Employee.

Section 8.5         Efforts to Consummate; Further Assurances.
                    ------------------------------------------

         The parties hereto agree to use all reasonable efforts to satisfy or cause to be satisfied as soon as practicable their respective obligations hereunder and the conditions precedent to Closing. After the Effective Time, Seller will, or will use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, duly execute and deliver such assignments, bills of sale, deeds, acknowledgments and other instruments of conveyance and transfer as shall at any time be necessary or appropriate to vest in Purchaser the full legal and equitable title to the Transferred Assets.

Section 8.6         Fees and Expenses.
                    ------------------

         Unless expressly stated to the contrary in this Agreement, each party will assume and pay for the expenses it incurs with respect to the purchase and sale of the Transferred Assets and the assumption of the Transferred Liabilities under this Agreement; provided, however, that (i) Purchaser shall pay all fees and expenses associated with its regulatory application process, (ii) each party shall be responsible for any fee payable to any agent, broker or finder acting on its behalf in this transaction, (iii) in addition to the expenses provided in
Section 2.2(d) with respect to real property sales and transfer taxes that are payable or that arise as a result of the consummation of the transactions contemplated hereby, Purchaser and Seller shall each be responsible for one-half of the costs, charges and expenses relating to all title examinations, title search fees, surveys, title insurance (including but not limited to premiums and the costs of any endorsements), documentary stamp taxes, intangible taxes, recording fees, transfer fees, sales and use and other transfer taxes arising in connection therewith, (iv) Purchaser shall be responsible for the costs of removing Seller's or Huntington's signage from the Huntington Branches and (v) each of Seller and Purchaser shall be responsible for its own attorneys' and accountants' fees and expenses related to this transaction.

Section 8.7         Third Party Consents.
                    ---------------------

         Seller shall, or shall use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to, use its commercially reasonable efforts to obtain from the parties to any material contract, agreement, license (including any Software License) or Personal Property Lease to be transferred hereunder, any consents to the assignment of any such material contracts, agreements, licenses and leases required under the terms of such contract, agreement, license or lease in connection with the consummation of the transactions contemplated hereby. Any transfer hereunder of any such contracts, agreements, licenses and leases shall be made subject to such consents or approvals being obtained.

Section 8.8         Insurance.
                    ----------

         Seller will maintain, or use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to maintain, in effect until the Closing Date all casualty and public liability policies relating to the Real Property and the activities conducted thereon and maintained by Seller on the date hereof or procure comparable replacement policies and maintain such replacement policies in effect until the Effective Time. As of the Effective Time, Seller's or Huntington's, as applicable, insurance coverage shall cease, and from and after the Effective

Time Purchaser shall be responsible for all insurance protection for the Real Property and the activities conducted thereon.

Section 8.9         Public Announcements.
                    ---------------------

         Other than the mutually agreed upon press releases and other materials to be issued upon the announcement of this Agreement, Seller and Purchaser agree that from and after the date hereof neither shall make any public announcement or public comment regarding this Agreement or the transactions contemplated herein (including any of the terms hereof) without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed), unless and only to the extent that (i) the furnishing or use of such information is required in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereunder or (ii) the furnishing or use of such information is required by applicable law, legal proceedings or the rules or regulations of the SEC, the Nasdaq National Market or the New York Stock Exchange. Further, Seller and Purchaser acknowledge the sensitivity of this transaction to the Employees and agree that, until the Effective Time, no announcements or communications with the Employees (other than communications by Huntington or Seller that do not relate to the transactions contemplated hereby) shall be made without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, nothing in this Agreement shall preclude Seller from furnishing any information to Huntington relating to the transactions contemplated hereby.

Section 8.10        Tax Reporting.
                    --------------

         Seller shall comply, or use its commercially reasonable efforts to cause Huntington pursuant to the Huntington Agreement to comply, with all tax reporting obligations in connection with the Transferred Assets and the Transferred Liabilities on or before the Effective Time, and Purchaser shall comply with all tax reporting obligations with respect to the Transferred Assets and the Transferred Liabilities after the Effective Time.

Section 8.11         Advise of Changes.
                     ------------------

         Seller and Purchaser shall promptly advise the other party of any change or event (i) having a Seller Material Adverse Effect or Purchaser Material Adverse Effect, respectively, (ii) which they believe would or would be reasonably likely to cause or constitute a material breach of any of their representations, warranties or covenants contained herein or (iii) which they believe would or would be reasonably likely to cause any of the conditions set forth in Article IX or X not being satisfied; provided that a breach of this
Section 8.11 shall not be considered for purposes of determining the satisfaction of the closing conditions set forth in Sections 9.1, 9.2, 10.1 or 10.2, or give rise to a right of termination under Article XI, if the underlying breach or breaches with respect to which the other party failed to give notice would not result in the failure of the closing conditions set forth in Section
9.1 or Section 9.2, in the case of a  termination  by  Purchaser,  or in Section
10.1 or Section 10.2, in the case of a termination by Seller, to be satisfied.

Section 8.12         Non Solicitation of Transactions.
                      ---------------------------------

         Neither Seller nor any of its Affiliates will (and Seller will use its commercially reasonable best efforts to exercise its rights under the Huntington Agreement to cause Huntington not to), directly or indirectly, through any officer, director or agent of any of them or otherwise, encourage, solicit, participate in or initiate discussions or agreements with respect to the sale of the Huntington Branches. Seller will notify Purchaser orally (within one Business Day) and in writing (as promptly as practicable) of any inquiry or proposal received with respect to any such transaction. As of the date hereof, Seller shall, and shall cause its and its Affiliates' officers, directors and agents, to cease any pending discussions or negotiations regarding any such transaction.

Section 8.13         Supplements to Schedules.
                     -------------------------

         On the tenth (10th) day prior to the Closing Date anticipated by the parties, Seller shall supplement or amend the Schedules that it has delivered pursuant to this Agreement with respect to any matter first existing or occurring after the date hereof which, if existing or occurring at or prior to the date hereof, would have been required to be set forth or described in such Schedules or which is necessary to correct any information in such Schedules that has been rendered inaccurate thereby.

Section 8.14         Physical Damage to Huntington Branches.
                     ---------------------------------------
         In the event Seller receives written notice of any physical damage or destruction which damage or destruction occurs following the date hereof, other than ordinary wear and tear, to any Huntington Branch, Seller shall promptly notify Purchaser in writing. The parties acknowledge that, in the event of any such damage or destruction, Seller has the right, under the Huntington Agreement, either (i) to repair or to cause Huntington to repair, prior to the Closing Date, such damage or destruction to return such property to its condition prior to such damage or destruction, (ii) to cause an adjustment to the purchase price to be paid by Seller to Huntington under the Huntington Agreement with respect to such item of property, or (iii) to receive an amount equal to the sum of (x) the insurance proceeds received by Huntington with respect to such damage or destruction, (y) any applicable deductible amount and
(z) such additional amount (up to, but not in excess of, an amount, when aggregated with the amounts paid under the preceding clauses (x) and (y), equal to the Property Price of the applicable Branch) as may be required to repair such damage or destruction to return such property to its condition prior to such damage or destruction, or, if the damage or destruction is not reasonably capable of repair, to reflect the difference between the amounts paid under the preceding clauses (x) and (y) and the Property Price of the applicable Huntington Branch. If, within seven (7) days of Purchaser's receipt of such notice of destruction or repair, Purchaser notifies Seller in writing of which of the above elections it chooses to make (or to cause Seller to make), Seller shall make such election on behalf of Purchaser in accordance with the terms of the Huntington Agreement, and shall either (x) forward any proceeds actually received by Seller in respect of such election to Purchaser promptly upon Seller's receipt thereof, or (y) if Purchaser elects an adjustment to the purchase price in accordance with clause (ii), reduce the Purchase Price by the amount of any such reduction received by Seller. Notwithstanding the foregoing, if Purchaser fails to notify Seller of its election in accordance with the immediately preceding sentence, Seller shall be free to make whatever election it deems appropriate, Purchaser shall be deemed to have made the election so made by Seller, and Seller shall either forward proceeds actually received, or adjust the Purchase Price, in the same manner described in clauses (x) and (y) above. Any such election made by Purchaser (including a deemed election pursuant to the immediately preceding sentence) shall be final and binding on Purchaser, and Seller shall have no further obligation with respect to any such damage or destruction.

Section 8.15         Inspection of Branches and Operating Systems
                     --------------------------------------------

         Purchaser may, at any time prior to December 31, 2001 and at its sole cost and expense, arrange for an engineering inspection and report to be completed by such date with respect to the Huntington Branches and the related building operating systems (including, without limitation, plumbing, electrical, HVAC, drive through air transport system, roof, structural, walls or foundations, landscaping, drainage, sewage, utility systems, underground storage tanks and parking facilities) to ensure that the Huntington Branches and the related building operating systems are in reasonably good working condition, ordinary wear and tear excepted, and in compliance in all material respects with the ADA. If the inspection reveals the existence of defects in the buildings, facilities or systems which interfere with the use of any of the Huntington Branches for its intended purposes, the Purchaser shall so notify Seller in writing, citing such deficiencies with specificity and providing Seller with a copy of the engineer's report. At the Effective Time, Purchaser shall accept possession of the Huntington Branch premises in their then "As Is" condition; provided that if (x) the inspection reveals the existence of defects in the buildings, facilities or systems which interfere with the use of any of the Huntington Branches for its intended purposes and (y) the reasonable cost of repairing such identified defects to restore the Huntington Branches and the related building operating systems to an operating condition substantially the same as the operating condition of the average branch facility and related building operating systems currently operated by Purchaser exceeds $50,000 in the aggregate, Purchaser shall be entitled to a reduction in the Purchase Price equal to (a) 50%, times (b) the reasonable cost of repairing such identified defects to restore the Huntington Branches and the related building operating systems to an operating condition substantially the same as the operating condition of the average branch facility and related building operating systems currently operated by the Purchaser.

Section 8.16         Vendor Contracts
                     ----------------

         Seller shall be responsible for the payment of any obligation or liability arising from any open vendor purchase orders of undelivered items prior to the Effective Time; provided that Seller shall at its own expense receive possession and ownership of such items and such items will be excluded from the definition of Transferred Assets. Purchaser will pay for all necessary supply and maintenance items in the ordinary course of business.

                                   ARTICLE IX

                      CONDITIONS TO PURCHASER'S OBLIGATIONS
                      -------------------------------------

         The obligation of Purchaser to complete the transactions contemplated in this Agreement is conditioned upon fulfillment or, where legally permitted, waiver, on or before the Closing Date, of each of the following conditions:

Section 9.1          Representations and Warranties True.
                     ------------------------------------

         The representations and warranties made by Seller in this Agreement shall be true and correct as of the Effective Time as though such representations and warranties were made at and as of such time (except that representations and warranties that speak as of a specified date shall be true and correct as of such date); provided, however, that for purposes of determining the satisfaction of the condition contained in this Section 9.1, such representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct (excluding the effect of any qualification set forth therein relating to "materiality" or "Seller Material Adverse Effect") have, individually or in the aggregate, a Seller Material Adverse Effect.

Section 9.2          Obligations Performed.
                     ----------------------

         Seller shall have performed and complied in all material respects, with all obligations, covenants and agreements, taken as a whole, required by this Agreement to be performed or complied with by it prior to or at the Effective Time.

Section 9.3          Delivery of Documents.
                     ----------------------

         Seller  shall have  delivered  to  Purchaser  those  items  required by
Section 3.2(b) hereof.

Section 9.4          Regulatory Approval.
                     --------------------

         The  parties  shall  have  obtained  the   Regulatory   Approvals.   No
Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, judgment, decree, legal restraint or other order (whether temporary, preliminary or permanent) (an "Order") that is in effect and prohibits consummation of the transactions contemplated by this Agreement.

Section 9.5          No Legal Prohibition.
                     ---------------------

         No court or other Governmental Authority of competent jurisdiction shall have issued any Order which is in effect and which prohibits or makes illegal the consummation of the transactions contemplated by this Agreement.

Section 9.6          No Litigation.
                     --------------

         There shall not be pending before any court or Governmental Authority of competent jurisdiction any action or proceeding by any third party that seeks to prohibit the consummation of the transactions contemplated by this Agreement and that has a substantial probability of so prohibiting the transactions contemplated by this Agreement; provided, however, that Purchaser shall not be entitled to assert the condition to Closing contained in this Section 9.6 if it has breached in any material respect its obligations under Section 8.2.

Section 9.7          No Seller Material Adverse Effect.
                     ----------------------------------

         There shall not have occurred and be continuing since the date of this Agreement any change, condition, event or development (except to the extent contemplated by the Schedules provided to Purchaser prior to the date hereof) that, individually or in the aggregate, would constitute a Seller Material Adverse Effect.

                                   ARTICLE X

                       CONDITIONS TO SELLER'S OBLIGATIONS
                       ----------------------------------

         The obligation of Seller to complete the transactions contemplated in this Agreement is conditioned upon fulfillment or, where legally permitted, waiver, on or before the Closing Date, of each of the following conditions:

Section 10.1         Representations and Warranties True.
                     ------------------------------------

         The representations and warranties made by Purchaser in this Agreement shall be true and correct as of the Effective Time as though such representations and warranties were made at and as of such time (except that representations and warranties that speak as of a specified date shall be true and correct as of such date); provided, however, that for purposes of determining the satisfaction of the condition contained in this Section 10.1, such representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct (excluding the effect of any qualification set forth therein relating to "materiality" or "Purchaser Material Adverse Effect") have, individually or in the aggregate, a Purchaser Material Adverse Effect.

Section 10.2         Obligations Performed.
                     ----------------------

         Purchaser shall have performed and complied in all material respects, with all obligations and agreements, taken as a whole, required by this Agreement to be performed or complied with by it prior to or on the Effective Time.

Section 10.3         Delivery of Documents.
                     ----------------------

         Purchaser  shall have  delivered  to Seller  those  items  required  by
Section 3.2(c) hereof.

Section 10.4         Regulatory Approval.
                     --------------------

         The parties shall have obtained all Regulatory Approvals. In addition, to the extent there are other branches or deposits in the Florida Franchise for which divestiture is required by any Governmental Authority that are not included in the Huntington Branches, such other purchaser or purchasers shall have received all required regulatory approvals to permit such purchaser or purchasers to acquire such branches or deposits simultaneously with the Closing Date. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Order that is in effect and prohibits consummation of the transactions contemplated by this Agreement.

Section 10.5         No Legal Prohibition.
                     ---------------------

         No court or other Governmental Authority of competent jurisdiction shall have issued any Order which is in effect and which prohibits or makes illegal the consummation of the transactions contemplated by this Agreement.

Section 10.6         Florida Franchise Closing.
                     --------------------------

         The Florida Franchise Closing shall have occurred and the Huntington Branches shall have been transferred to the Seller pursuant to the terms of the Huntington Agreement.


                                   ARTICLE XI

                                   TERMINATION
                                   -----------

Section 11.1         Methods of Termination.
                     -----------------------

         This Agreement may be terminated in any of the following ways:

         (1) by either Purchaser or Seller, in writing five (5) days in advance of such termination, if the Closing has not occurred by August 31, 2002 (provided that no party shall be permitted to terminate this Agreement hereunder if the failure of the Closing to occur prior to such date arises out of or results from the actions or omissions of the terminating party);

         (2) at any time on or prior to the Effective Time by the mutual consent in writing of Seller and Purchaser;

         (3) as a result of any breach of any representation, warranty or covenant of the other party contained herein if (i) the terminating party has given notice of such breach and such breach is not, or is not capable of being, cured within thirty (30) days after such notice and (ii) such breach, individually or in the aggregate with all other such breaches, would cause the closing condition set forth in Section 9.1 or Section 9.2, in the case of a termination by Purchaser, or in Section 10.1 or Section 10.2, in the case of a termination by Seller, not to be satisfied;

         (4) (i) any Regulatory Approval shall have been denied by final, nonappealable action of such Governmental Authority, or such Governmental Authority shall have requested permanent withdrawal of any application therefor or (ii) any injunction, decree or other order issued by any Governmental Authority or other legal restraint or prohibition preventing consummation of the transactions contemplated by this Agreement shall have been entered by any Governmental Authority of competent jurisdiction or any applicable law shall have been enacted or adopted that enjoins, prohibits or makes illegal consummation of any of the transactions contemplated by this Agreement and such injunction, decree or other order shall be final and nonappealable; provided that no such action or request, and no such injunction, decree or other order, legal restraint or prohibition shall permit Purchaser to terminate the Agreement pursuant to this clause if such order, prohibition or restraint could be removed by complying with the provisions of Section 8.2; or

         (5) by Seller if the Huntington Agreement is terminated and the Huntington Branches are not transferred to Seller pursuant to the terms of the Huntington Agreement.

Section 11.2        Procedure Upon Termination.
                    ---------------------------

      (a) In the event of termination pursuant to Section 11.1 hereof, and except as otherwise stated therein, written notice thereof shall be given to the other party, and this Agreement shall terminate immediately upon receipt of such notice unless an extension is consented to by the party having the right to terminate. If this Agreement is terminated as provided herein:

         (1) each party will return all documents, work papers and other materials of the other party, including photocopies or other duplications thereof, relating to this transaction, whether obtained before or after the execution hereof, to the party furnishing the same;

         (2) all information received by either party hereto with respect to the business of the other party (other than information which is a matter of public knowledge or which has heretofore been published in any publication for public distribution or filed as public information with any Governmental Authority) shall not at any time be used for any business purpose by such party or disclosed by such party to third Persons; and

         (3) except as provided in Section 11.3, each party will pay its own expenses; provided that if this Agreement is terminated pursuant to clause (5) of Section 11.1, then promptly following such termination Seller shall reimburse to the Purchaser the reasonable, documented out-of-pocket expenses incurred by Purchaser in connection with this Agreement up to a maximum reimbursement not exceeding $150,000.

      (b) In  the event of  termination  of  this  Agreement  pursuant  to  this
Article XI, this Agreement (other than as set forth in Sections 8.1 and 12.4) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives); provided, however, that, no such termination shall absolve the breaching party from any liability to the other party arising out of its knowing or willful breach of this Agreement.

Section 11.3        Payment of Expenses.
                    --------------------

         Should the transactions contemplated herein not be consummated because of a party's breach of this Agreement, in addition to such damages as may be recoverable in law or equity, the other party shall be entitled to recover from the breaching party upon demand, itemization, and documentation, its reasonable outside legal, accounting, consulting, and other out-of-pocket expenses.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

Section 12.1        Amendment and Modification; Waiver.
                    -----------------------------------

         This Agreement may not be amended or modified in any manner except by mutual agreement of the parties and as set forth in a writing signed by the parties hereto or their respective successors in interest.

         Subject to applicable law, either party, by written instrument signed by a duly authorized officer, may extend the time for the performance of any of the obligations or other acts of the other party and may waive (i) any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (ii) compliance with any of the undertakings, obligations, covenants or other acts contained herein. The waiver of any breach of any provision under this Agreement by a party shall not be deemed to be a waiver of any preceding or subsequent breach under this Agreement.

Section 12.2        Survival.
                    ---------

         Except as otherwise provided herein, the parties' respective representations and warranties contained in this Agreement shall survive (i) in all cases other than with respect to the representations and warranties contained in Section 6.3, until the 18-month anniversary of the Effective Time, and (ii) in the case of the representations and warranties contained in Section 6.3, the five-year anniversary of the Effective Time; provided that any representation or warranty shall be deemed to survive its relevant anniversary solely for the purpose of resolving any claim with respect thereto submitted by an indemnified party in accordance with Article V prior to such relevant anniversary with respect to Losses incurred by the applicable indemnified party prior to such anniversary and asserted under such claim and relating to the relevant surviving representations and warranties. The covenants and agreements contained in this Agreement which by their terms contemplates performance after the Effective Time shall survive the Effective Time in accordance with such terms.

Section 12.3        Assignment.
                    -----------

         This Agreement and all of the provisions hereof shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto without the prior written consent of the other except by operation of law in connection with a merger or consolidation of a party.

Section 12.4        Confidentiality.
                    ----------------

         Purchaser and Seller agree that the Confidentiality Agreement shall survive the execution hereof, any termination hereof or any consummation of the transactions contemplated herein.

Section 12.5        Addresses for Notices, Etc.
                    ---------------------------

         All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) deposited in the United States Mail by registered or certified mail, return receipt requested,
(iii) sent by telecopier (with electronic confirmation of receipt), provided that a copy is mailed by registered or certified mail, return receipt requested, or (iv) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses or telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):




                  If to Seller, to:         John W. Spiegel
                                            Vice Chairman and Chief Financial Officer
                                            SunTrust Bank
                                            303 Peachtree Street, NE, 30th Floor
                                            Atlanta, Georgia  30308
                                            Facsimile Number:  (404) 827-6173

                  with a copy to:           Raymond D. Fortin
                                            General Counsel
                                            SunTrust Bank
                                            303 Peachtree Street, NE, 29th Floor
                                            Atlanta, Georgia  30308
                                            Facsimile Number:  (404) 724-3550



                                  -50-

                  If to Purchaser, to:      Gregory Wilkes
                                            Chief Executive Officer
                                            FloridaFirst Bank
                                            205 East Orange Street
                                            P.O. Box 1527
                                            Lakeland, FL  33801
                                            Facsimile Number:  (863) 686-6642

                  with a copy to:           Richard Fisch, Esq.
                                            Malizia, Spidi & Fisch, PC
                                            1100 New York Avenue NW
                                            Suite 340 West
                                            Washington, D.C. 20005
                                            Facsimile Number:  (202) 434-4661


Section 12.6        Counterparts.
                    -------------

         This  Agreement  may  be  executed   simultaneously   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 12.7        Headings.
                    ---------

         The headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not constitute a part thereof.

Section 12.8        Governing Law.
                    --------------

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida applicable to contracts made and to be performed entirely within such state.

Section 12.9        Entire Agreement.
                    -----------------

         Except for the Confidentiality Agreement, this Agreement and the exhibits and attachments hereto represent the entire agreement between the parties hereto respecting the transactions contemplated hereby and all prior or contemporaneous written or oral proposals, agreements in principle, representations, warranties and understandings between the parties with respect to such matters are superseded hereby and merged herein.

Section 12.10       No Third Party Beneficiaries.
                    -----------------------------

         Nothing in this Agreement is intended to or shall confer upon or give to any Person (other than the parties hereto, their successors and permitted assigns) any rights or remedies under or by reason of this Agreement, or any term, provision, condition, undertaking, warranty, representation, indemnity, covenant or agreement contained herein.

Section 12.11       Calculation of Dates and Deadlines.
                    -----------------------------------

         Unless otherwise specified, any period of time to be determined under this Agreement shall be deemed to commence at 12:01 a.m. on the first full day after the specified starting date, event, or occurrence. Any deadline, due date, expiration date, or period-end to be calculated under this Agreement shall be deemed to end at 5 p.m. on the last day of the specified period. The time of day shall be determined with reference to the then current local time in Florida.

Section 12.12       Consent to Jurisdiction; Waiver of Jury Trial.
                    ----------------------------------------------

         Each of the parties hereto hereby irrevocably and unconditionally submits to the jurisdiction of any state court of the State of Florida and any federal court sitting in Orlando, Florida, and irrevocably agrees that all actions or proceedings arising out of or relating to this agreement or the transactions contemplated hereby or in aid or arbitration or for enforcement of an arbitral award shall be litigated exclusively in such courts. Each of the parties hereto agrees not to commence any legal proceedings related hereto except in such courts. Each of the parties hereto irrevocably waives any objection which he or it may now or hereafter have to the laying of the venue of any such proceeding in any such court and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.13       Severability.
                    -------------

         Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 12.14       Specific Performance.
                    ---------------------

         Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other party shall be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the date first written above.

                           SUNTRUST BANK


                           By:        /s/Ray Fortin
                                     ------------------------------------------
                           Name:      Ray Fortin
                           Title:     Senior Vice President


                           FLORIDAFIRST BANK



                           By:        /s/Gregory C. Wilkes
                                     ------------------------------------------
                           Name:      Gregory C. Wilkes
                           Title:     President and Chief Executive Officer